SCHEDULE 14A INFORMATION
 Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                                  Act of 1934
                              (Amendment No. _____)

Filed by the Registrant                     [ X ]
Filed by a Party other than the Registrant  [   ]

Check the appropriate box:
[ X ] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only (as permitted by
      Rule 14a-6(e)(2))
[   ] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                            NOBLE INTERNATIONAL, LTD.
             -------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X ] No fee required.
[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        1) Title of each class of securities to which transaction applies:
           --------------------------------------------------------------------
        2) Aggregate number of securities to which transaction applies:
           --------------------------------------------------------------------
        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
           --------------------------------------------------------------------
        4) Proposed maximum aggregate value of transaction:
           --------------------------------------------------------------------
        5) Total fee paid:
           --------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1) Amount Previously Paid:
           --------------------------------------------------------------------
        2) Form, Schedule or Registration Statement No.:
           --------------------------------------------------------------------
        3) Filing Party:
           --------------------------------------------------------------------
        4) Dated Filed:
           --------------------------------------------------------------------

                            NOBLE INTERNATIONAL, LTD.
                     33 Bloomfield Hills Parkway, Suite 155
                        Bloomfield Hills, Michigan 48304
                              --------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 April 26, 1999
                                   10:00 a.m.
                              --------------------

         Notice is hereby given that the Annual Meeting of Shareholders of Noble International, Ltd. will be held at the Management Education Center, 811 W. Square Lake Rd., Troy, MI 48098, on Monday, April 26, 1999, at 10:00 a.m. to consider and vote upon:


         1. The election of a Board of Directors consisting of nine (9) directors. The Proxy Statement which accompanies this Notice includes the names of the nominees to be presented by the Board of Directors for election;

         2. A proposal to change the Company's state of incorporation from Michigan to Delaware, including changes in the authorized capital and Bylaws of the Company;

         3. In the event that proposal 2 is not approved, a proposal to amend the Company's Bylaws to provide for the establishment of a classified Board of Directors;

         4. Ratification of Grant Thornton LLP as independent public accountants of the Company; and

         5. The transaction of such other business as may properly come before the Annual Meeting.

         The Board of Directors has fixed the close of business on February 27, 1999 as the record date for determination of shareholders entitled to notice of, and to vote, at the Annual Meeting. To assure that your shares will be represented at the Annual Meeting, please mark, sign, date and promptly return the accompanying proxy card in the enclosed envelope. You may revoke your proxy at any time before it is voted.

         Shareholders are cordially invited to attend the meeting in person. Please indicate on the enclosed proxy whether you plan to attend the meeting. Shareholders may vote in person if they attend the meeting even though they have executed and returned a proxy.

                                  By Order of the Board of Directors,

                                  /S/ MICHAEL C. AZAR

                                  Michael C. Azar
                                  Secretary

Dated:  April __, 1999

                            NOBLE INTERNATIONAL, LTD.

                              --------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS

                              --------------------

                                  INTRODUCTION

         This Proxy Statement is furnished by the Board of Directors of Noble International, Ltd., a Michigan corporation, (the "Company") in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders to be held on April 26, 1999 and at any adjournments thereof. The Annual Meeting has been called to consider and vote upon (1) the election of nine Directors, (2) a proposal to change the Company's state of incorporation from Michigan to Delaware (including an increase in the Company's authorized capital and the establishment of a classified Board of Directors), (3) an alternative proposal to establish a classified Board of Directors (to be acted upon only if the reincorporation in Delaware is not approved), (4) the ratification of Grant Thornton LLP as the Company's independent public accountants, and (5) such other business as may properly come before the Annual Meeting. This Proxy Statement and the accompanying Proxy are being sent to shareholders on or about April ___, 1999.

Persons Making the Solicitation

         The Proxy is solicited on behalf of the Board of Directors of the Company. The original solicitation will be by mail. Following the original solicitation, the Board of Directors expects that certain individual shareholders will be further solicited through telephone or other oral communications from the Board of Directors. The Board of Directors does not intend to use specially engaged employees or paid solicitors. The Board of Directors intends to solicit proxies for shares which are held of record by brokers, dealers, banks or voting trustees, or their nominees, and may pay the reasonable expenses of such record holders for completing the mailing of solicitation materials to persons for whom they hold shares. All solicitation expenses will be borne by the Company.

Terms of the Proxy

         The enclosed Proxy indicates the matters to be acted upon at the Annual Meeting and provides boxes to be marked to indicate the manner in which the shareholder's shares are to be voted with respect to such matters. By appropriately marking the boxes, a shareholder may specify whether the proxy shall vote for or against or shall be without authority to vote the shares represented by the Proxy. The Proxy also confers upon the proxy discretionary voting authority with respect to such other business as may properly come before the Annual Meeting.

         If the Proxy is executed properly and is received by the proxy prior to the Annual Meeting, the shares represented by the Proxy will be voted. Where a shareholder specifies a choice with respect to the matter to be acted upon, the shares will be voted in accordance with such specification. Any Proxy which is executed in such a manner as not to withhold authority to vote for the election of the specified nominees as Directors (see "Matters To Be Acted Upon -- Item 1:
Election of Directors") shall be deemed to confer such authority. A Proxy may be revoked at any time prior to its exercise by giving written notice of the revocation thereof to Michael C. Azar, Secretary, Noble International, Ltd., 33 Bloomfield Hills Parkway, Suite 155, Bloomfield Hills, Michigan 48304, by attending the meeting and electing to vote in person, or by a duly executed Proxy bearing a later date.

                         VOTING RIGHTS AND REQUIREMENTS

Voting Securities

         The securities entitled to vote at the Annual Meeting consist of all of the issued and outstanding shares of the Company's common stock, no par value per share ("Common Stock"). The close of business on February 27, 1999 has been fixed by the Board of Directors of the Company as the record date. Only shareholders of record as of the record date may vote at the Annual Meeting. As of the record date, there were 7,158,482 issued and outstanding shares of the Company's Common Stock entitled to vote at the Annual Meeting and approximately 400 holders of record and approximately 1,900 beneficial owners of the Company's Common Stock.

Quorum

         The presence at the Annual Meeting of the holders of a number of shares of the Company's Common Stock and Proxies representing the right to vote shares of the Company's Common Stock in excess of one-half of the number of shares of the Company's Common Stock outstanding as of the record date will constitute a quorum for transacting business.

                        COMMON STOCK OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information, as of February 27, 1999, with respect to the beneficial ownership of the Company's Common Stock by: (i) each person known by the Company to own more than 5% of the Company's Common Stock; (ii) each director and nominee for director; (iii) each officer of the Company named in the Summary Compensation Table; and (iv) all officers and directors of the Company as a group. Except as otherwise indicated, each shareholder listed below has sole voting and investment power with respect to the shares beneficially owned by such person.


                                                                     Number of Shares                 Percent of
Name and Address of Beneficial Owner(1)                             Beneficially Owned                   Class
-----------------------------------------------------------    ------------------------------       ----------------
                                                                                                        C>

Robert J. Skandalaris(2)                                                 3,068,956                       42.87%
Richard V. Balgenorth                                                       83,554                        1.17%
Michael C. Azar                                                             41,156                        0.57%
Richard K. Mastain(3)                                                       34,200                        0.49%
Lloyd P. Jones III                                                          22,000                        0.31%
Timothy F. Healy(4)                                                         13,000                        0.18%
Anthony R. Tersigni(4)                                                      10,000                        0.14%
Mark T. Behrman                                                              3,704                        0.05%
Daniel J. McEnroe(4)                                                         5,000                        0.07%
Michael R. Hottinger                                                         1,250                        0.02%
Christopher L. Morin                                                         1,000                        0.01%
Daniel W. Sampson                                                              850                        0.01%
Jonathan P. Rye                                                                  0                           0%
All Directors and Officers
as a group (11 persons)                                                  3,246,766                       45.26%

---------------

(1) The address of each named person is 33 Bloomfield Hills Parkway, Suite 155, Bloomfield Hills, Michigan 48304.

(2) Includes 150,396 shares of Common Stock held by Robert J. Skandalaris as custodian for his three minor children; and 534,742 shares of Common Stock over which Mr. Skandalaris exercises voting power pursuant to certain Voting Agreements and Powers of Attorney.

(3) Includes 34,200 shares of Common Stock held by Twenty First Century Advisors Domestic Fund, L.L.C., a Delaware limited liability company managed by Twenty First Century Advisors, L.P., an entity controlled by Mr. Mastain.

(4) Includes options to purchase 5,000 shares of Common Stock at $6.23 per share expiring in 2003.

                            MATTERS TO BE ACTED UPON



ITEM 1:  ELECTION OF DIRECTORS

Directors

         The nominees for the Board of Directors are set forth below. Subject to the approval of the Reincorporation or, in the alternative, the approval of the amendment to the Company's Bylaws, the Company will have a classified Board of Directors that will be divided into three (3) classes, Class I, Class II and Class III, as such directors are elected at the Annual Meeting. The Company's Bylaws give the Board the power to set the number of directors at no less than seven nor more than twelve. Noble Delaware's Bylaws give the Board the power to set the number of directors at no less than seven nor more than twelve. The size of the Company's Board is currently set at nine. In the event that the Reincorporation is approved, the size of Noble Delaware's Board will be set at nine. Nine directors are to be elected at the Annual Meeting to be held on April 26, 1999.

         The initial terms of the Class I Directors elected at the Annual Meeting will expire at the Company's next Annual Meeting of Shareholders. The initial terms of the Class II Directors elected at the Annual Meeting will expire at the 2001 Annual Meeting of Shareholders. The initial terms of the Class III Directors elected at the Annual Meeting will expire at the 2002 Annual Meeting of Shareholders. Commencing with the next Annual Meeting of Shareholders, directors selected by the shareholders will be elected to serve for three (3) years and until their successors are duly elected and qualified. If the proposal to reincorporate in the State of Delaware is not approved, or the alternative proposal to amend the Company's Bylaws to establish a classified Board is not approved, all nine (9) nominees to serve as directors will be nominated to serve a one-year term as the Company's Bylaws do not currently provide for a classified board.

         Three (3) persons have been nominated by the Board of Directors to serve as the Class I Directors until the next Annual Meeting of Shareholders, three (3) persons have been nominated by the Board of Directors to serve as the Class II Directors until the 2001 Annual Meeting of Shareholders and three (3) persons have been nominated by the Board of Directors to serve as the Class III Directors until the 2002 Annual Meeting of Shareholders. The Board of Directors recommends that the three (3) nominees to serve as Class I Directors, Daniel W. Sampson, Jonathan P. Rye and Richard K. Mastain, be elected to serve as the Class I Directors until the next Annual Meeting of Shareholders, that the three
(3) nominees to serve as Class II Directors, Michael R. Hottinger, Lloyd P. Jones, III and Daniel J. McEnroe, be elected to serve as the Class II Directors until the 2001 Annual Meeting of Shareholders, and that the three (3) nominees to serve as Class III Directors, Mark T. Behrman, Robert J. Skandalaris and Anthony R. Tersigni, be elected to serve as the Class III Directors until the 2002 Annual Meeting. Timothy F. Healy, a current director of the Company has declined to stand for reelection due to other business commitments.

         The Board knows of no reason why any nominee for director would be unable to serve as a director. In the event that any of them should become unavailable prior to the Annual Meeting, the Proxy will be voted for a substitute nominee or nominees designated by the Board of Directors, or the number of directors may be reduced accordingly.

         The following table sets forth the name and age of each nominee for director, the year he was first elected a director and his position(s) with the Company.


                                                                Director
Name                                                  Age         Since        Positions Held
------------------------------------------------    --------   ------------    -------------------------------------

Robert J. Skandalaris                                 46          1993         Chairman of the Board, Chief
                                                                               Executive Officer and Director
Lloyd P. Jones III                                    49          1998         President, Chief Operating Officer
                                                                               and Director
Daniel W. Sampson                                     48          1999         Chief Financial Officer and Director
Daniel J. McEnroe                                     36          1997         Director
Anthony R. Tersigni                                   49          1997         Director
Michael R. Hottinger                                  48          1998         Director
Mark T. Behrman                                       36          1999         Director
Jonathan P. Rye                                       43           N/A         Director nominee
Richard K. Mastain                                    47           N/A         Director nominee


         Robert J. Skandalaris, the Company's founder, currently serves as Chairman of the Board, Chief Executive Officer and Director. Prior to founding the Company in 1993, Mr. Skandalaris was Vice Chairman and a shareholder of The Oxford Investment Group, Inc., a Michigan-based merchant banking firm and served as Chairman and Chief Executive Officer of Acorn Asset Management, a privately held investment advisory firm. Mr. Skandalaris began his career as a Certified Public Accountant with the national accounting firm of Touche Ross & Co.

         Lloyd P. Jones, III joined the Company in February 1998 as its President and Chief Operating Officer. Mr. Jones became a member of the Board of Directors in February 1998. Prior to joining the Company, Mr. Jones served as Executive Vice President of A.G. Simpson, a Tier I automotive supplier. From 1993 to 1996, Mr. Jones served as Vice President of Sales for Masco Tech Stamping Technologies, Inc., a Tier I automotive supplier of a broad range of products. Mr. Jones also served as Executive Vice President of Sales and Marketing of Magna International, Inc., a multi-billion dollar Tier I supplier of a diverse line of automotive parts.

         Daniel W. Sampson joined the Company in October 1998 as its Chief Financial Officer and became a Director in January 1999. Prior to joining the Company, Mr. Sampson was Chief Financial Officer and group controller of BBA Nonwovens, a large manufacturer of nonwovens with operations in the United States, Europe and South America. Mr. Sampson was Vice President-Finance and group controller for Fasco Motors Group, a large electric motor and blower manufacturing group with operations in the United States, Canada, Mexico, Australia and Europe from 1992 to 1996. Mr. Sampson began his career as a Certified Public Accountant with the national accounting firm of PricewaterhouseCoopers LLP.

         Daniel J. McEnroe joined the Company's Board of Directors in November 1997. Since 1995, Mr. McEnroe has been the Treasurer of Detroit Diesel Corporation. Mr. McEnroe also serves as a member of the board of directors and as a representative on the credit committee of Detroit Diesel Capital Corporation. Prior to joining Detroit Diesel Corporation, Mr. McEnroe served as Assistant Treasurer of Penske Corporation, a privately held holding company whose operating entities include Detroit Diesel Corporation. Mr. McEnroe has been a Certified Public Accountant since 1985 and a Chartered Financial Analyst since 1991.

         Anthony R. Tersigni, Ed.D, joined the Company's Board of Directors in November 1997. Dr. Tersigni is the President and Chief Executive Officer of St. John Health System, an integrated health delivery system headquartered in Detroit, Michigan. Prior to joining St. John Health System in 1995, Dr. Tersigni was President and Chief Executive Officer of Oakland General Health Systems, Inc., in Madison Heights, Michigan. Dr. Tersigni holds a doctorate in Organizational Development.

         Michael R. Hottinger joined the Company's Board of Directors in December 1998. Mr. Hottinger is the President and CEO of ACD Tridon, Inc., a supplier of windshield wiper systems, electronics, and engineered fasteners to the worldwide automotive industry. Prior to his current position, Mr. Hottinger served in various management positions at General Motors and Magna International.

         Mark T. Behrman joined the Company's Board of Directors in January 1999. Mr. Behrman is the Managing Director of Corporate Finance and Global Investment Banking of BlueStone Capital Partners, L.P., an investment and merchant banking firm. Prior to joining BlueStone Capital, Mr. Behrman served as Managing Director and Head of Corporate Finance for Commonwealth Associates. Previously, he was the Chief Financial Officer of Fundamental Brokers, Inc. He was also employed by Drexel Burnham Lambert, Inc. in various financial capacities, and began his financial career at Paine Webber, Inc.

         Jonathan P. Rye is a nominee for Director of the Company. Mr. Rye is the Managing Partner of Greenfield Partners, a private investment capital firm specializing in the acquisition of Michigan based manufacturing and service companies with revenues between $2.5 million and $25 million. Mr. Rye also serves as Chairman of Greenfield Commercial Credit, a commercial financing company established in 1995 to meet the financial needs of Midwest businesses. Prior thereto, Mr. Rye served as CEO of Lamb Technicon, a leading supplier of large automated manufacturing systems with annual sales of $400 million until its sale to Litton Industries in 1987.

         Richard K. Mastain is a nominee for Director of the Company. From July 1996 to the present, Mr. Mastain has served as Managing Partner of Twenty First Century Advisors, a portfolio manager of both a domestic fund and an offshore fund. Mr. Mastain also currently serves as a partner of Delta Capital Management, a New York based investment advisor. From January 1993 until July 1997, Mr. Mastain served as Managing Director of Dreman Value Advisors. Prior thereto, Mr. Mastain served a Co-National Manager for Prudential Asset Management Company, a subsidiary of the Prudential Insurance Company, which manages over $100 billion in pension assets.

         The executive officer of the Company who is not also a director is as follows:

         Michael C. Azar, Age 35, General Counsel, Vice President-Administration and Secretary, joined the Company in November 1996. Mr. Azar also served as a member of the Company's Board of Directors from December 1996 until November 1997. Prior to joining the Company, Mr. Azar was employed as General Counsel to River Capital, Inc., an investment banking firm, from January through November 1996. From 1988 to 1995, Mr. Azar practiced law with the firm of Mason, Steinhardt, Jacobs and Perlman in Southfield, Michigan.

Board of Directors Meetings and Committees

         During the fiscal year ended December 31, 1998, there were six meetings of the Board of Directors. Robert J. Skandalaris, Lloyd P. Jones, III, Anthony
R. Tersigni and Michael R. Hottinger served on the Nominating Committee. Daniel
J. McEnroe, Anthony R. Tersigni and James Bronce Henderson, III (succeeded by Mark T. Behrman in January 1999 following Mr. Henderson's resignation from the Board), all of whom are outside directors, served on the Company's Audit Committee. Timothy F. Healy, Daniel J. McEnroe and Anthony R. Tersigni all of whom are outside directors, served on the Company's Compensation Committee. Three committee meetings were held during the fiscal year ended December 31, 1998.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

Executive Compensation

         The following table sets forth the total compensation earned by the Chief Executive Officer and all other executive officers who earned in excess of $100,000 per annum during any of the Company's last three fiscal years.

                          SUMMARY COMPENSATION TABLE(1)
                          -----------------------------

                                              Annual Compensation             Long Term Compensation
                                             -----------------------      --------------------------------
                                                                           Restricted        Securities
Name and                                                                     Stock          Underlying
Principal                                                                   Award(s)          Options/
Position                             Year    Salary ($)    Bonus($)             $             SARs (#)
----------------------------------- -------  -----------   ---------      ------------   -----------------

Robert J. Skandalaris,               1998    $225,000      $
   Chief Executive Officer           1997    $174,230      $     -
                                     1996    $ 94,000      $ 960,000(2)


Lloyd P. Jones, III,  President      1998    $181,875                                    100,000
   and Chief Operating Officer(3)

Christopher L. Morin,                1998    $175,000      $ 30,000                       50,000
   Chief Operating Officer(4)

Richard V. Balgenorth,               1998    $150,000      $
   Chief Financial Officer(5)        1997    $137,500      $     -


Michael C. Azar,                     1998    $115,000      $ 13,500                      10,000
     General Counsel

Mark A. Davis,                       1996    $112,400      $     -           $ 32,000(7)
     Former President and
   General Counsel(6)

-------------------------

(1) Does not include any value that might be attributable to job-related personal benefits, the annual value of which has not exceeded the lesser of 10% of annual salary plus bonus or $50,000 for each executive officer.

(2) Mr. Skandalaris agreed to forego any bonus for the year ended December 31, 1997. See "--Employment Agreement."

(3) Mr. Jones joined the Company in February 1998 as its President and also became Chief Operating Officer in August 1998.

(4) Mr. Morin served as Chief Operating Officer of Noble from June 1997 until August 1998 when he moved to Noble's subsidiary, Noble Technologies, Inc. where he currently serves as Chief Executive Officer.

(5) Mr. Balgenorth served as Chief Financial Officer of Noble from May 1996 until October 1998 when he moved to Noble's subsidiary, Noble Technologies, Inc. where he currently serves as Vice President-Corporate Development.

(6) Mr. Davis served as an officer and director of the Company from July 1996 to October 1996. Prior thereto Mr. Davis was employed as an officer of Prestolock International, Ltd. from January 1996 to July 1996. Compensation set forth in the table includes Mr. Davis' salaries at Prestolock International, Ltd. and the Company.

(7) Represents the book value of shares of common stock issued to Mr. Davis on January 1, 1996. These shares were subsequently repurchased from Mr. Davis when he left the Company in October 1996 by Robert J. Skandalaris, as assignee of the Company's right to repurchase pursuant to Mr. Davis' Shareholder's Agreement with the Company.

                            OPTION/SAR GRANTS IN 1998

                                                                                      Potential Realizable Value
                                                                                      at Assumed Annual Rates of
                                                                                       Stock Price Appreciation
                                   Individual Grants(1)                                     for Option Term
----------------------------------------------------------------------------------------------------------------------
                          Options/     % of Total
                          Number of       SARs
                         Securities    Granted to  Exercise       Market
                         Underlying    Employees    or Base      Price on
                        Options/SARs   In Fiscal    Price         Date of     Expiration    0%       5%       10%
       Name              Granted (#)     Year        ($/Sh)        Grant         Date       ($)      ($)      ($)
----------------------------------------------------------------------------------------------------------------------
Lloyd P. Jones, III       50,000        17.9%       $6.23       $6.94        02/09/03     $35,500   $131,370  $247,500
                          50,000        17.9%       $6.05       $6.88        10/01/03     $41,000   $136,500  $251,500

Christopher L. Morin      35,000        12.5%       $6.23       $6.94        02/09/03     $24,850   $ 92,050  $173,250
                          15,000         5.4%       $6.05       $6.88        10/01/03     $12,450   $ 40,950  $ 75,450


Richard V. Balgenorth     10,000         3.6%       $6.23       $6.94        02/09/03     $ 7,100   $ 26,300  $ 49,500
                          15,000         5.4%       $6.05       $6.88        10/01/03     $12,450   $ 40,950  $ 75,450


Michael C. Azar           10,000         3.6%       $6.05       $6.88        10/01/03     $ 7,100   $ 27,300  $ 50,300


(1) All options granted in 1998 vest in accordance with the Company's standard vesting schedule, which provides for vesting of 40% of the options granted after two years, an additional 30% after three years and the remaining 30% after four years.


1997 Stock Option Plan

         In November 1997, the Board of Directors of the Company adopted, and in April 1998, the Company's shareholders approved, the Noble International, Ltd. 1997 Stock Option Plan (the "1997 Plan"). The 1997 Plan provides for the grant to employees, officers, directors, consultants and independent contractors of non-qualified stock options as well as for the grant of stock options to employees that qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986 ("Code"). Although the Company has approximately 1,200 employees technically eligible to participate in the 1997 Plan, it is anticipated the stock options will be granted only to a limited number of management level personnel. The 1997 Plan terminates on November 24, 2007. The purpose of the 1997 Plan is to enable the Company to attract and retain qualified persons as employees, officers and directors and others whose services are required by the Company, and to motivate such persons by providing them with an equity participation in the Company. The 1997 Plan reserved 700,000 shares of the Company's common stock for issuance, subject to adjustment upon occurrence of certain events affecting the capitalization of the Company.

         The 1997 Plan is administered by the Compensation Committee of the Board of Directors (the "Committee"), which has, subject to specified limitations, the full authority to grant options and establish the terms and conditions for vesting and exercise thereof. The exercise price of incentive stock options granted under the 1997 Plan is required to be no less than the fair market value of the common stock on the date of grant (110% in the case of a greater than 10% shareholder). The exercise price of non-qualified stock options is required to be no less than 85% of the fair market value of the common stock on the date of grant. Options may be granted for terms of up to 10 years (5 years in the case of incentive stock options granted to greater than 10% shareholders). No optionee may be granted incentive stock options such that the fair market value of the options which first become exercisable in any one calendar year exceeds $100,000. If an optionee ceases to be employed by, or ceases to have a relationship with the Company, such optionee's options expire six months after termination of the employment or consulting relationship by reason of death, one year after termination by reason of permanent disability, immediately upon termination for cause and three months after termination for any other reason.

         In order to exercise an option granted under the 1997 Plan, the optionee must pay the full exercise price of the shares being purchased. Payment may be made either: (i) in cash; (ii) at the discretion of the Committee, by delivering shares of common stock already owned by the optionee that have a fair market value equal to the applicable exercise price; or (iii) in the form of such other consideration as may be determined by the Committee and permitted by applicable law.

         Subject to the foregoing, the Committee has broad discretion to describe the terms and conditions applicable to options granted under the 1997 Plan. The Committee may at any time discontinue granting options under the 1997 Plan or otherwise suspend, amend or terminate the 1997 Plan and may, with the consent of an optionee, make such modification of the terms and conditions of such optionee's option as the Committee shall deem advisable. However, the Committee has no authority to make any amendment or modifications to the 1997 Plan or any outstanding option which would: (i) increase the maximum number of shares which may be purchased pursuant to options granted under the 1997 Plan, either in the aggregate or by an optionee, except in connection with certain antidilution adjustments; (ii) change the designation of the class of employees eligible to receive qualified options; (iii) extend the term of the 1997 Plan or the maximum option period thereunder; (iv) decrease the minimum qualified option price or permit reductions of the price at which shares may be purchased for qualified options granted under the 1997 Plan, except in connection with certain antidilution adjustments; or (v) cause qualified stock options issued under the 1997 Plan to fail to meet the requirements of incentive stock options under
Section 422 of the Code. Any such amendment or modification shall be effective immediately, subject to shareholder approval thereof within 12 months before or after the effective date. No option may be granted during any suspension or after termination of the 1997 Plan.

         The 1997 Plan is designed to meet the requirements of an incentive stock option plan as defined in Code Section 422. As a result, an optionee will realize no taxable income, for federal income tax purposes, upon either the grant of an incentive stock option under the 1997 Plan or its exercise, except that the difference between the fair market value of the stock on the date of exercise and the exercise price is included as income for purposes of calculating Alternative Minimum Tax. If no disposition of the shares acquired upon exercise is made by the optionee within two years from the date of grant or within one year from the date the shares are transferred to the optionee, any gain realized upon the subsequent sale of the shares will be taxable as a capital gain. In such case, the Company will be entitled to no deduction for federal income tax purposes in connection with either the grant or the exercise of the option. If, however, the optionee disposes of the shares within either of the periods mentioned above, the optionee will realize earned income in an amount equal to the excess of the fair market value of the shares on the date of exercise (or the amount realized on disposition if less) over the exercise price, and the Company will be allowed a deduction for a corresponding amount.

Director Compensation

         Directors who are employees of the Company receive no compensation, as such, for their service as members of the Board. Directors who are not employees of the Company receive an attendance fee of $1,000 for each Board meeting or committee meeting attended in person by that director and $250 for each telephonic Board meeting or committee meeting in which such director participated; however, fees for in-person meetings of the Board and committees may not exceed $1,000 per day. All directors are reimbursed for expenses incurred in connection with attendance at meetings. In addition, directors are eligible to participate in the Company's 1997 Stock Option Plan.

Employment Agreement

         The Company entered into an employment agreement with Robert J. Skandalaris, its Chief Executive Officer, on April 2, 1997 (the "Employment Agreement"). The Employment Agreement provides for an initial term of three years, with an unlimited number of successive three-year renewals subject to the election by either party not to renew the Employment Agreement. The Employment Agreement provides for a base salary of $225,000 per annum commencing May 1, 1997 and continuing for the remainder of the term of employment. Mr. Skandalaris is also entitled to an incentive bonus for each fiscal year in an amount to be determined by the Compensation Committee of the Board (other than for 1997, for which year Mr. Skandalaris agreed to forego any bonus) as well as to participate in any executive bonus or other incentive compensation program adopted by the Company. In the event Mr. Skandalaris' employment is terminated by the Company, without cause, or by reason of his death or disability, or in the event the Employment Agreement is not renewed, the Company is obligated to pay to Mr. Skandalaris, as severance and/or liquidated damages, an amount equal to three times his annual base salary at the time of termination plus any incentive bonus due under the Employment Agreement. Prior to April 1, 1997, the Company did not have an employment agreement with Mr. Skandalaris.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers, directors and persons who beneficially own more than 10% of a registered class of the Company's equity securities to file reports of securities ownership and changes in such ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than 10% beneficial owners are also required by rules promulgated by the SEC to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely upon a review of the copies of such forms furnished to the Company, or written representations that no Form 5 filings were required, the Company believes that during the period from January 1, 1998 through December 31, 1998, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with except Mr. Michael Hottinger's Form 3 filed November 10, 1998 reporting one transaction, Mr. Kenneth Pachla's Form 4 filed November 30, 1998 reporting one transaction and Mr. Christopher Morin's Form 4 filed November 12, 1998 reporting one transaction.

Certain Relationships and Related Transactions

Monroe Acquisition

         Effective January 1, 1996, the Company acquired Monroe Engineering Products, Inc. ("Monroe") (the "Monroe Acquisition") from Richard J. Reason, individually and as trustee of a revocable trust, and from an irrevocable trust for the benefit of Mr. Reason's children. Mr. Reason was a member of the Company's Board of Directors and served as the President and a director of Monroe until his death in August 1998. The aggregate consideration was $6.85 million, including: (i) a stock purchase price of $6.35 million, payable in installments over 16 months; and (ii) a real estate purchase price of $500,000, payable pursuant to a Land Contract which provides for monthly interest payments at the rate of 12% per annum and a principal balloon payment on April 30, 1998. The obligations of the Company under the Land Contract were guaranteed by Robert
J. Skandalaris, the Company's Chief Executive Officer. Concurrent with the Monroe Acquisition, Monroe entered into a 28-month employment agreement with Mr. Reason, which provides for an annual salary of $200,004, as well as guaranteed payments of $2,000 per month, for a three-year period commencing May 1, 1998.

NMP Acquisition

         On April 7, 1997, the Company entered into a Stock Purchase Agreement providing for the acquisition of all of the outstanding capital stock of Noble Metal Processing, Inc. ("NMP") (the "NMP Acquisition"). The NMP Acquisition was consummated concurrently with the Company's initial public offering of Common Stock on November 24, 1998. The Stock Purchase Agreement provided for a purchase price of $8.2 million in cash and the delivery of promissory notes in four series (the "NMP Notes") in the aggregate original principal amount of $10.1 million due 2001. On December 18, 1998, the Company entered into an agreement with DCT, Inc. and John K. Baysore, a former shareholder and current officer of NMP, for the discounted prepayment of the NMP Notes. The NMP Notes were prepaid through an offering of 7% Junior Subordinated Notes due 2003, a loan to the Company from Robert J. Skandalaris, in the principal amount of $6.0 million and Noble's line of credit. The Company paid $9.67 million for the Notes, resulting in an immediate discount of approximately $1.2 million, which included all principal and accrued interest.

         In connection with the NMP Acquisition Mr. Henderson also received $200,000 in exchange for his covenant not to compete with NMP for the longer of seven years from the closing of the NMP Acquisition or two years from the date he ceased to be a director of the Company.

         NMP leases an approximately 210,000 square foot facility in Detroit, Michigan from an entity controlled by Mr. Henderson pursuant to a five-year lease expiring April 30, 2002. Pursuant to the terms of the lease, NMP acquired occupancy of the larger building in stages, with one-half having been acquired in August 1997 and the balance acquired in April 1998.

Other Matters

         Certain shareholders of the Company have entered into voting agreements and powers of attorney with the Company granting to Robert J. Skandalaris an irrevocable proxy to vote their shares of Common Stock on all matters. These voting agreements also bind after-acquired shares and shares transferred to third parties. An aggregate of 534,742 shares, representing 7.5% of the outstanding shares, are subject to such voting agreements. These shares are owned by James D. Skandalaris, Richard G. Skandalaris, George J. Skandalaris, Joseph J. Skandalaris and Robert J. Skandalaris as trustee for his minor children. In July 1997, Shareholders Agreements were entered into between the Company and certain employee-shareholders, including Richard V. Balgenorth and Michael C. Azar, the former Chief Financial Officer and current General Counsel of the Company, respectively, which provide the Company with the option to repurchase their shares of Common Stock upon death or termination of employment, based upon a book value formula.

         On January 15, 1996, the Company received a loan of $300,000 from James
D. Skandalaris, the father of Robert J. Skandalaris, evidenced by an unsecured promissory note with interest at 10% per annum, payable monthly, with the principal balance due upon demand. In addition, on March 1, 1994, James D. Skandalaris made a loan of $90,000 to Prestolock International, Ltd. ("Prestolock"), a wholly-owned subsidiary of the Company, evidenced by an unsecured demand note with interest only payments due monthly at a rate of 10% per annum. Effective June 30, 1997, James D. Skandalaris entered into a letter agreement with the Company and Prestolock providing that no demand for repayment of the principal balance of either the January 15, 1996 or March 1, 1994 notes would be made until after December 30, 1998.

         On April 30, 1996, Robert J. Skandalaris made a loan of $1 million to the Company evidenced by an unsecured promissory note due on April 30, 2000, bearing interest at the rate of 7% per annum with interest only payable monthly. The note was repaid by the Company in July 1998.

         From January 1 to December 31, 1998, Richard K. Mastain, a nominee for director, served as a consultant to the Company, providing advice to executive management on financial and investor relations matters. Mr. Mastain received an aggregate of $70,000 in consulting fees during 1998. Mr. Mastain no longer serves as a consultant to the Company.

         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

         The Compensation Committee report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

Compensation Philosophy

         The Compensation Committee, is responsible for developing and recommending the Company's executive compensation policies to the Board of Directors. The executive compensation philosophy of the Company is to (i) attract and retain qualified management to run the business efficiently and guide the Company's growth in both existing and new markets, (ii) establish a link between management compensation and the achievement of the Company's annual and long-term performance goals, and (iii) recognize and reward individual initiative and achievement.

Base Salaries

         Base salaries for management employees are based primarily on the responsibilities of the position and the experience of the individual, with reference to the competitive marketplace for management talent, measured in terms of executive compensation offered by comparable companies in related businesses. Increases in base salaries are based upon the performance of the executive officers as compared to pre-established goals.

Cash Bonuses

         Cash bonuses are awarded, at the discretion of the Compensation Committee, to executive officers based in part on the overall financial performance of the Company and in part on the performance of the executive officer. The financial performance of the Company is measured by revenue and operating income growth and actual performance against budgeted performance.

Stock Options

         The Company grants stock options under the 1997 Plan as part of its strategy to attract and retain qualified persons as executive officers and to motivate such persons by providing them with an equity participation in the Company. During 1998, options to purchase an aggregate of 280,000 shares were granted to executives of the Company and its subsidiaries.

CEO Compensation

         Mr. Skandalaris' compensation for fiscal 1998 was $225,000 in accordance with the terms of his Employment Agreement with the Company.


                                   Sincerely,

                                   Timothy F. Healy
                                   Daniel J. McEnroe
                                   Anthony R. Tersigni
                                   COMPENSATION COMMITTEE

                                PERFORMANCE GRAPH

         The following graph demonstrates the cumulative total return, on an indexed basis, to the shareholders of the Company's Common Stock in comparison with the Russell 2000 Index, an industry index of ten publicly traded companies operating primarily in Standard Industrial Classification 371 ("Industry Index") and an Auto-Parts Index published by the Microsoft Network. The Industry Index was selected by the Company in 1998 because the companies included therein engaged in the manufacturing of motor vehicles and related parts, accessories and equipment with market capitalizations similar to that of the Company. The Industry Index consists of: Walbro Corp., Autocam Corp., R&B, Inc., IMPCO Technologies, Inc., Defiance, Inc., Safety Components International, Inc., Newcor, Inc., Williams Controls, Inc., Hilite Industries, Inc. and Secom General Corp. This Auto-Parts Index was chosen this year to replace the Industry Index because it more closely approximates Noble's current and future peer group both in range of products provided and market capitalization. The Auto-Parts Index is divided into four groups representing auto manufacturers, recreational vehicle manufacturers, truck and other vehicle manufacturers and auto parts manufacturers.

         The graph assumes $10,000 invested on November 18, 1997 (the date the Common Stock commenced trading on AMEX) in the Common Stock, in the Russell 2000 Index, the Industry Index and the Auto-Parts Index. The historical stock performance shown on the graph is not necessarily indicative of future price performance.


                               [GRAPH GOES HERE]



     ------------------------------------------------------------------
     |   --o--  The Company              --[]--  Russell 2000 Index   |
     |   --o--  Auto-Parts Index         --x--   Industry Index       |
     ------------------------------------------------------------------


                                   November 16, 1997        December 31, 1997       December 31, 1998
                                ----------------------   -----------------------  ---------------------
  The Company                           10,000                    9,792                   10,000
  Russell 2000 Index                    10,000                   10,150                    9,797
  Auto-Parts Index                      10,000                    9,832                    9,829
  Industry Index                        10,000                    9,306                    8,806

ITEM 2:  APPROVAL OF REINCORPORATION IN DELAWARE

         For the reasons set forth below, the Board of Directors believes that it is in the best interests of the Company and its shareholders to change the state of incorporation of the Company from Michigan to Delaware (the "Reincorporation Proposal" or the "Proposed Reincorporation"). SHAREHOLDERS ARE URGED TO READ CAREFULLY THIS SECTION OF THE PROXY STATEMENT, INCLUDING THE RELATED EXHIBITS REFERENCED BELOW AND ATTACHED HERETO, BEFORE VOTING ON THE REINCORPORATION PROPOSAL. Throughout this Proxy Statement, the term "Noble Michigan" or the "Company" refers to Noble International, Ltd., the existing Michigan corporation, and the term "Noble Delaware" refers to a new Delaware corporation which is a wholly-owned subsidiary of Noble Michigan, which is the proposed successor to Noble Michigan in the Proposed Reincorporation.

         As discussed below, the principal reasons for the Proposed Reincorporation are the greater flexibility of Delaware corporate law and the substantial body of case law interpreting that law. The Company believes that its shareholders will benefit from the well established principles of corporate governance that Delaware law affords. The Delaware Certificate of Incorporation and Bylaws are substantially similar to those currently in effect for Noble Michigan, with the exception that Noble Delaware's Bylaws provides for a staggered Board of Directors and Noble Delaware's Certificate of Incorporation provides for an increase in the authorized number of shares of Common Stock and Preferred Stock. The Reincorporation Proposal is not being proposed in order to prevent an unsolicited takeover attempt, and the Board of Directors is not aware of any present attempt by any person to acquire control of the Company, obtain representation on the Board of Directors or take any action that would materially affect the governance of the Company.

         The Reincorporation Proposal will be effected by merging Noble Michigan into Noble Delaware (the "Merger"). Upon consummation of the Merger, Noble Michigan, as a corporate entity, will cease to exist and Noble Delaware will continue to operate the business of the Company under its current name, Noble International, Ltd.

         Pursuant to the Agreement and Plan of Merger, in substantially the form attached hereto as Appendix A (the "Merger Agreement"), each outstanding share of Noble Michigan Common Stock, no par value per share, will be automatically converted into one share of Noble Delaware Common Stock, par value $.001 per share, upon the effective date of the Merger. Each stock certificate representing issued and outstanding shares of Noble Michigan Common Stock will continue to represent the same number of shares of Common Stock of Noble Delaware. IT WILL NOT BE NECESSARY FOR SHAREHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF NOBLE DELAWARE. However, shareholders may exchange their certificates if they so choose. The Common Stock of Noble Michigan is listed for trading on the American Stock Exchange and, after the Merger, Noble Delaware's Common Stock will continue to be traded on the American Stock Exchange without interruption, under the same symbol ("NIL") as the shares of Noble Michigan Common Stock are currently traded.

         Under Michigan law, the affirmative vote of a majority of the outstanding shares of Common Stock of Noble Michigan is required for the approval of the Merger Agreement and the other terms of the Proposed Reincorporation. See "Vote Required for the Reincorporation Proposal." The Proposed Reincorporation has been unanimously approved by the Company's Board of Directors. If approved by the shareholders, it is anticipated that the Merger will become effective as soon as practicable (the "Effective Date") following the Annual Meeting of Shareholders. However, pursuant to the Merger Agreement, the Merger may be abandoned or the Merger Agreement may be amended by the Board of Directors (except that the principal terms may not be amended without shareholder approval) either before or after shareholder approval has been obtained and prior to the Effective Date if, in the opinion of the Board of Directors of the Company, circumstances arise which make it inadvisable to proceed under the original terms of the Merger Agreement. Shareholders of Noble Michigan will have no appraisal rights with respect to the Merger.

         The discussion set forth below is qualified in its entirety by reference to the Merger Agreement, the Certificate of Incorporation of Noble Delaware and the Bylaws of Noble Delaware, copies of which are attached hereto as Appendices A, B and C, respectively.

         APPROVAL BY SHAREHOLDERS OF THE PROPOSED REINCORPORATION WILL CONSTITUTE APPROVAL OF THE MERGER AGREEMENT, THE CERTIFICATE OF INCORPORATION AND THE BYLAWS OF NOBLE DELAWARE AND ALL PROVISIONS THEREOF.

Vote Required For The Reincorporation Proposal

         Approval of the Reincorporation Proposal, which will also constitute approval of (i) the Merger Agreement, the Certificate of Incorporation and the Bylaws of Noble Delaware, and (ii) the assumption of Noble Michigan's employee benefit plans and stock option plan by Noble Delaware, will require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock of Noble Michigan entitled to vote.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSED REINCORPORATION. THE EFFECT OF AN ABSTENTION OR A BROKER NON-VOTE IS THE SAME AS THAT OF A VOTE AGAINST THE REINCORPORATION PROPOSAL.

Principal Reason For The Proposed Reincorporation

         As the Company plans for the future, the Board of Directors and management believe that it is essential to be able to draw upon well established principles of corporate governance in making legal and business decisions. The prominence and predictability of Delaware corporate law provide a reliable foundation on which the Company's governance decisions can be based, and the Company believes that shareholders will benefit from the responsiveness of Delaware corporate law to their needs and to those of the corporation they own.

         Prominence, Predictability and Flexibility of Delaware Law. For many years Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has been a leader in adopting, construing and implementing comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. Many corporations have chosen Delaware initially as a state of incorporation or have subsequently changed corporate domicile to Delaware in a manner similar to that proposed by the Company. Because of Delaware's prominence as the state of incorporation for many major corporations, both the legislature and courts in Delaware have demonstrated an ability and a willingness to act quickly and effectively to meet changing business needs. The Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to corporate legal affairs.

         Increased Ability to Attract and Retain Qualified Directors. Both Michigan and Delaware law permit a corporation to include a provision in its certificate of incorporation which reduces or limits the monetary liability of directors for breaches of fiduciary duty in certain circumstances. The increasing frequency of claims and litigation directed against directors and officers has greatly expanded the risks facing directors and officers of corporations in exercising their respective duties. The amount of time and money required to respond to such claims and to defend such litigation can be substantial. It is the Company's desire to reduce these risks to its directors and officers and to limit situations in which monetary damages can be recovered against directors so that the Company may continue to attract and retain qualified directors who otherwise might be unwilling to serve because of the risks involved. The Company believes that, in general, Delaware law provides greater protection to directors than Michigan law and that Delaware case law regarding a corporation's ability to limit director liability is more developed and provides more guidance than Michigan law.

         Well Established Principles of Corporate Governance. There is substantial judicial precedent in the Delaware courts as to the legal principles applicable to measures that may be taken by a corporation and as to the conduct of the Board of Directors such as under the business judgment rule and other standards. The Company believes that its shareholders will benefit from the well established principles of corporate governance that Delaware law affords.

NO CHANGE IN THE NAME, BOARD MEMBERS, BUSINESS, MANAGEMENT, EMPLOYEE BENEFIT PLANS OR LOCATION OF PRINCIPAL FACILITIES OF THE COMPANY.

         The Reincorporation Proposal will effect only a change in the legal domicile of the Company and certain other changes of a legal nature which are described in this Proxy Statement. The Proposed Reincorporation will NOT result in any change in the name, business, management, fiscal year, assets or liabilities or location of the principal facilities of the Company. The nine (9) directors who will be elected at the Annual Meeting of Shareholders will become the directors of Noble Delaware. All employee benefit, and stock option and plans of Noble Michigan will be assumed and continued by Noble Delaware, and each option or right issued pursuant to such plans will automatically be converted into an option or right to purchase the same number of shares of Noble Delaware Common Stock, at the same price per share, upon the same terms, and subject to the same conditions. Shareholders should note that approval of the Reincorporation Proposal will also constitute approval of the assumption of these plans by Noble Delaware. Other employee benefit arrangements of Noble Michigan will also be continued by Noble Delaware upon the terms and subject to the conditions currently in effect. As noted above, after the Merger the shares of Common Stock of Noble Delaware will continue to be traded, without interruption, on the same exchange (the American Stock Exchange) and under the same symbol ("NIL") as the shares of Common Stock of Noble Michigan are currently traded. The Company believes that the Proposed Reincorporation will not affect any of its material contracts with any third parties and that Noble Michigan's rights and obligations under such material contractual arrangements will continue and be assumed by Noble Delaware.

Anti-takeover Implications

         Delaware, like many other states, permits a corporation to adopt a number of measures designed to reduce a corporation's vulnerability to unsolicited takeover attempts through amendment of the corporate charter or bylaws or otherwise. The Reincorporation Proposal is NOT being proposed in order to prevent such a change in control and the Board of Directors is not aware of any present attempt to acquire control of the Company or to obtain representation on the Board of Directors.

         In the discharge of its fiduciary obligations to its shareholders, the Board of Directors has evaluated the Company's vulnerability to potential unsolicited bidders. In the course of such evaluation, the Board of Directors of the Company has considered or may consider in the future certain defensive strategies designed to enhance the Board's ability to negotiate with an unsolicited bidder. These strategies include, but are not limited to, the adoption of a severance plan for its management and key employees which becomes effective upon the occurrence of a change in control of the Company, the establishment of a staggered board of directors, the elimination of the right to remove a director other than for cause and the authorization of preferred stock, the rights and preferences of which may be determined by the Board of Directors. Other than the authorization of preferred stock (which will continue in Noble Delaware following the Proposed Reincorporation), and the establishment of a staggered Board of Directors none of these measures has been previously adopted by Noble Michigan and none is contemplated as part of the Proposed Reincorporation. It should also be noted that the establishment of a classified board of directors also can be undertaken under Michigan law in certain circumstances. For a detailed discussion of all of the changes which will be implemented as part of the Proposed Reincorporation, see "The Charters and Bylaws of Noble Michigan and Noble Delaware" and "Significant Difference Between the Corporation Laws of Michigan and Delaware -- Indemnification and Limitation of Liability" below.

         Certain effects of the Reincorporation Proposal may be considered to have anti-takeover implications. Section 203 of the Delaware General Corporation Law, from which Noble Delaware does not intend to opt out, restricts certain "business combinations" with "interested stockholders" for three years following the date that a person becomes an interested stockholder, unless the Board of Directors approves the business combination. See "Significant Differences Between the Corporation Laws of Michigan and Delaware -- Stockholder Approval of Certain Business Combinations".

         The Board of Directors believes that unsolicited takeover attempts may be unfair or disadvantageous to the Company and its shareholders because, among other reasons: (i) a non-negotiated takeover bid may be timed to take advantage of temporarily depressed stock prices; (ii) a non-negotiated takeover bid may be designed to foreclose or minimize the possibility of more favorable competing bids or alternative transactions; (iii) a non-negotiated takeover bid may involve the acquisition of only a controlling interest in the corporation's stock without affording all shareholders the opportunity to receive the same economic benefits; and (iv) certain of the Company's contractual arrangements provide that they may not be assigned pursuant to a transaction which results in a "change of control" of the Company without the prior written consent of the licensor or other contracting party.

         By contrast, in a transaction in which a potential acquirer must negotiate with an independent board of directors, the board can and should take account of the underlying and long-term values of the Company's business, technology and other assets, the possibilities for alternative transactions on more favorable terms, possible advantages from a tax-free reorganization, anticipated favorable developments in the Company's business not yet reflected in the stock price and equality of treatment of all shareholders.

         Despite the belief of the Board of Directors as to the benefits to shareholders of the Reincorporation Proposal, it may be disadvantageous to the extent that it has the effect of discouraging a future takeover attempt which is not approved by the Board of Directors, but which a majority of the shareholders may deem to be in their best interests or in which shareholders may receive substantial premium for their shares over the then current market value or over their cost basis in such shares. As a result of such effects of the Reincorporation Proposal, shareholders who might wish to participate in an unsolicited tender offer may not have an opportunity to do so. In addition, to the extent that provisions of Delaware law enable the Board of Directors to resist a takeover or a change in control of the Company, such provisions could make it more difficult to change the existing Board of Directors and management.

The Charters and Bylaws of Noble Michigan and Noble Delaware

         The provisions of the Noble Delaware Certificate of Incorporation and Bylaws are similar to those of the Noble Michigan Articles of Incorporation and Bylaws in almost all respects. The only material difference is the establishment of a staggered Board of Directors and an increase in the authorized number of shares of Common Stock and Preferred Stock. The Company is also separately seeking shareholder approval to create a classified board of directors, see "Proposal No. 3 -- Approval of a Classified Board of directors" below. However, while the Company has no present intention to do so, Noble Delaware could in the future implement certain other changes by amendment of its Certificate of Incorporation or Bylaws. For a discussion of such changes, see "Significant Differences Between the Corporation Laws of Michigan and Delaware". This discussion of the Certificate of Incorporation and Bylaws of Noble Delaware is qualified by reference to Appendices B and C hereto, respectively.

         Authorized Capital Stock. The Articles of Incorporation of Noble Michigan currently authorize the Company to issue up to 20,000,000 shares of Common Stock and 150,000 shares of Preferred Stock. The Certificate of Incorporation of Noble Delaware provides for 40,000,000 authorized shares of Common Stock, par value $.001 per share, and 1,500,000 shares of Preferred Stock, par value $10.00 per share. Like Noble Michigan's Articles of Incorporation, Noble Delaware's Certificate of Incorporation provides that the Board of Directors is entitled to determine the powers, preferences and rights, and the qualifications, limitations or restrictions, of the authorized and unissued Preferred Stock.

         Under Delaware law, the Board of Directors cannot split the Company's stock by means of a 100% stock dividend without shareholder approval if there are insufficient authorized shares available.

         In order for the Board of Directors of Noble Delaware to respond to growth of the Company's business which may occur in the future, the Company must have a sufficient number of authorized shares to cover appropriate levels of stock dividends. Since there are currently over 7.15 million issued and outstanding shares of the Company's Common Stock and approximately an additional
2.78 million reserved for future issuance, the number of shares of Common Stock currently authorized would be barely sufficient to permit the Board of Directors of Noble Delaware to approve a 2-for-1 stock split in the form of a 100% stock dividend without first obtaining shareholder approval. Under the proposed Certificate of Incorporation of Noble Delaware, the additional shares of Delaware Common Stock would be available for issuance without further shareholder action, unless shareholder action is otherwise required by Delaware law or the rules of any stock exchange or automated quotation system on which the Delaware Common Stock may then be listed or quoted. Although the Company is not currently contemplating any stock split or stock dividend and there can be no assurance that any stock split or stock dividend will happen at any particular time in the future or at all, the additional authorized shares in Noble Delaware will effectively provide the Board with the flexibility to split the shares.

         Monetary Liability of Directors. The Articles of Incorporation of Noble Michigan and the Certificate of Incorporation of Noble Delaware both provide for the elimination of personal monetary liability of directors to the fullest extent permissible under the law of the respective states. For a more detailed explanation of the foregoing, see "Significant Differences Between the Corporation Laws of Michigan and Delaware -- Indemnification and Limitation of Liability."

         Power to Call Special Shareholders' Meetings. Under Michigan law, a special meeting of shareholders may be called by the Board of Directors, or by officers, directors or shareholders as provided in the bylaws. Under Noble Michigan's Bylaws, a special meeting of shareholders may be called only by the Board of Directors. Under Delaware law, a special meeting of shareholders may be called by the board of directors or any other person authorized to do so in the certificate of incorporation or the bylaws. The Bylaws of Noble Delaware authorize the Board of Directors, the Chairman of the Board or the President to call a special meeting of shareholders. Holders of 10% or more of the voting shares of the Company will not be able to call a special meeting of shareholders. The Company believes that maintaining this power is a prudent corporate governance measure to prevent an inappropriately small number of shareholders from prematurely forcing shareholder consideration of a proposal over the opposition of the Board of Directors by calling a special shareholders' meeting before (i) the time that the Board believes such consideration to be appropriate or (ii) the next annual meeting (provided that the holders meet the notice requirements for consideration of a proposal). Such special meetings would involve substantial expense and diversion of board and management time which the Company believes to be inappropriate for an enterprise the size of the Company. No change is contemplated on the procedures to call a special shareholders' meeting, although in the future the Board of Directors could amend the Bylaws of Noble Delaware without shareholder approval.

         Actions By Written Consent of Shareholders. Under Michigan and Delaware law, shareholders may execute an action by written consent in lieu of a shareholder meeting. Both Michigan and Delaware law permit a corporation to eliminate such action by written consent in its charter or bylaws. The Company's Bylaws eliminate shareholders actions by written consent. Noble Delaware's Bylaws have also eliminated the ability of shareholders to act by written consent.

         Filling Vacancies on the Board of Directors. Under Michigan law, any vacancy on the Board of Directors may be filled by the Board. If the number of directors is less than a quorum, a vacancy may be filled by the unanimous written consent of the directors then in office, by the affirmative vote of a majority of the directors at a meeting held pursuant to notice or waivers of notice or by a sole remaining director. Under Delaware law, vacancies and newly created directorships may be filled by a majority of the directors then in office (even though less than a quorum) or by a sole remaining director, unless otherwise provided in the certificate of incorporation or bylaws (or unless the certificate of incorporation directs that a particular class of stock is to elect such director(s), in which case a majority of the directors elected by class, or a sole remaining director so elected, shall fill such vacancy or newly created directorship). The Bylaws of Noble Delaware provide, consistent with the Bylaws of Noble Michigan, that any vacancy created by the removal of a director by the shareholders of Noble Delaware may be filled by the remaining directors or by the shareholders.

         Nominations of Director Candidates and Introduction of Business at Shareholder Meetings. The Bylaws of Noble Delaware include an advance notice procedure similar to that included in the Bylaws of Noble Michigan with regard to the nomination, other than by or at the direction of the Board of Directors, of candidates for election as directors (the "Nomination Procedure") and with regard to certain matters to be brought before an annual meeting or special meeting of shareholders (the "Business Procedure").

         The Nomination Procedure provides that only persons nominated by or at the direction of the Board of Directors or by a shareholder who has given timely written notice to the Company prior to the meeting will be eligible for election as directors. The Business Procedure provides that at an annual or special meeting, and subject to any other applicable requirements, only such business may be conducted as has been brought before the meeting by or at the direction of the Board of Directors or by a shareholder who has given timely written notice to the Company of such shareholder's intention to bring such business before the meeting. In all cases, to be timely, notice must be received by the Company not fewer than 120 days prior to the meeting.

         Under the Nomination Procedure, a shareholder's notice to the Company must contain certain information about the nominee, including name, address, the consent to be nominated and such other information as would be required to be included in a proxy statement soliciting proxies for the election of the proposed nominee, and certain information about the shareholder proposing to nominate that person, including name, address, representation that the shareholder is a holder of record of stock entitled to vote at the meeting and a description of all arrangements or understandings between the shareholder and each nominee. Under the Business Procedure, notice relating to the conduct of business at a meeting other than the nomination of directors must contain certain information about the business and about the shareholder who proposes to bring the business before the meeting. If the chairman or other officer presiding at the meeting determines that a person was not nominated in accordance with the Nomination Procedure, such person will not be eligible for election as a director. Nothing in the Nomination Procedure or the Business Procedure will preclude discussion by any shareholder of any nomination or business properly made or brought before an annual or special meeting in accordance with the above-described procedures.

         By requiring advance notice of nominations by shareholders, the Nomination Procedure affords the Board of Directors an opportunity to consider the qualifications of the proposed nominees and, to the extent deemed necessary or desirable by the Board, to inform the shareholders about such qualifications. By requiring advance notice of proposed business, the Business Procedure provides the Board with an opportunity to inform shareholders of any business proposed to be conducted at a meeting and the Board's position on any such proposal, enabling shareholders to better determine whether they desire to attend the meeting or grant a proxy to the Board of Directors as to the disposition of such business. Although the Noble Delaware Bylaws like the Noble Michigan Bylaws do not give the Board any power to approve or disapprove shareholder nominations for the election of directors or any other business desired by shareholders to be conducted at a meeting, the Noble Delaware Bylaws, like the Noble Michigan Bylaws, may have the effect of precluding a nomination for the election of directors or of precluding any other business at a particular meeting if the proper procedures are not followed. In addition, the procedures may discourage or deter a third party from conducting a solicitation of proxies to elect its own slate of directors or otherwise attempting to obtain control of the Company, even if the conduct of such business or such attempt might be deemed to be beneficial to the Company and its shareholders.

Significant Differences Between the Corporation Laws of Michigan and Delaware

         The following provides a summary of the major substantive differences between the corporation laws of Michigan and Delaware. It is not an exhaustive description of all differences between the two states' laws.

         Stockholder Approval of Certain Business Combinations

         Delaware. Under Section 203 of the Delaware General Corporation Law ("DGCL"), a Delaware corporation is prohibited from engaging in a "business combination" with an "interested stockholder" for three years following the date that such person or entity becomes an interested stockholder. With certain exceptions, an interested stockholder is a person or entity who or which owns, individually or with or through certain other persons or entities, fifteen percent (15%) or more of the corporation's outstanding voting stock (including any rights to acquire stock pursuant to an option, warrant, agreement, arrangement or understanding, or upon the exercise of conversion or exchange rights, and stock with respect to which the person has voting rights only). The three-year moratorium imposed by Section 203 on business combinations does not apply if (i) prior to the date on which such stockholder becomes an interested stockholder the Board of Directors of the subject corporation approves either the business combination or the transaction that resulted in the person or entity becoming an interested stockholder; (ii) upon consummation of the transaction that made him or her an interested stockholder, the interested stockholder owns at least eighty-five percent (85%) of the corporation's voting stock outstanding at the time the transaction commenced (excluding for purposes of determining the number of shares outstanding those shares owned by directors who are also officers of the subject corporation and shares held by employee stock plans that do not give employee participants the right to decide confidentially whether to accept a tender or exchange offer); or (iii) on or after the date such person or entity becomes an interested stockholder, the Board of Directors approves the business combination and it is also approved at a stockholder meeting by sixty-six and two-thirds percent (66 2/3%) of the outstanding voting stock not owned by the interested stockholder. Although a Delaware corporation to which Section 203 applies may elect not to be governed by Section 203, the Board of Directors of the Company intends that the Company be governed by Section 203. The Company believes that most Delaware corporations have availed themselves of this statute and have not opted out of Section 203.

         The Company believes that Section 203 will encourage any potential acquirer to negotiate with the Company's Board of Directors. Section 203 also might have the effect of limiting the ability of a potential acquirer to make a two-tiered bid for Noble Delaware in which all shareholders would not be treated equally. Shareholders should note, however, that the application of Section 203 to Noble Delaware will confer upon the Board of Directors the power to reject a proposed business combination in certain circumstances, even though a potential acquirer may be offering a substantial premium for Noble Delaware's shares over the then-current market price. Section 203 would also discourage certain potential acquirers unwilling to comply with its provisions.

         Michigan. The Company is currently governed by Chapters 7A and 7B of the Michigan Business Corporation Act ("MBCA"). Chapter 7A of the MBCA provides that business combinations between a Michigan corporation which is subject to Chapter 7A and a beneficial owner of 10% or more of the voting power of such corporation require an advisory statement from the board of directors and the approval by an affirmative vote of at least 90% of the votes of each class of stock entitled to be cast and at least 2/3 of the votes of each class of stock entitled to be cast other than shares owned by such 10% owner. Such requirements will not apply if (i) the corporation's board of directors approves the transaction prior to the time that the 10% owner becomes such or (ii) the transaction satisfies certain fairness standards, certain other conditions are met and the 10% owner has been such for at least five years.

         Chapter 7B of the MBCA provides that, "control shares" of a corporation subject to Chapter 7B that are acquired in a control share acquisition have no voting rights except as granted by the corporation. "Control shares" are shares that, when added to all shares previously owned by a shareholder, increase such shareholder's voting stock to 20% or more, 33-1/3% or more or a majority of the outstanding voting power of the corporation. A control share acquisition must be approved by a majority of the votes cast by the corporation's shareholders entitled to vote, excluding shares owned by the acquirer and certain officers and directors. Delaware law has no similar provision.

         Classified Board of Directors.

         A classified board of directors is one on which a certain number, but not all, of the directors are elected on a rotating basis each year.

         Delaware. Delaware law permits, but does not require, a classified board of directors, pursuant to which the directors can be divided into as many as three (3) classes with staggered terms of office, with only one class of directors standing for election each year. The Noble Delaware Certificate of Incorporation and Bylaws provide for a classified Board of Directors with three
(3) classes of directors (the "Classified Board Provision").

         Under the Classified Board Provision, the Board of Directors would be divided into three (3) classes, designated Class I, Class II and Class III. All directors in Class I would hold office until the first annual meeting of shareholders following the implementation of the Classified Board Provision upon the filing of the Certificate of Incorporation; all directors in Class II would hold office until the second annual meeting of shareholders following such implementation of the Classified Board Provision; and all directors in Class III would hold office until the third annual meeting of the shareholders following such implementation of the Classified Board Provision and, in each case, until their successors are duly elected and qualified or until their earlier resignation, removal from office or death. As a result, only one class of directors will be elected at each annual meeting of shareholders, with the remaining classes continuing their two-year and three-year terms until the successors are duly elected and qualified or until earlier resignation, removal from office or death.

         If the Reincorporation Proposal is adopted, the directors of Noble Delaware who are also the current directors of the Company will be divided into classes as follows:

                          Name                         Class
         -------------------------------------    --------------
         Daniel W. Sampson                           Class I
         Jonathan P. Rye                             Class I
         Richard K. Mastain                          Class I
         Michael R. Hottinger                        Class II
         Lloyd P. Jones, III                         Class II
         Daniel J. McEnroe                           Class II
         Mark T. Behrman                             Class III
         Robert J. Skandalaris                       Class III
         Anthony R. Tersigni                         Class III

         By approving the Reincorporation Proposal, shareholders will be approving the Classified Board Provision, the election of the same directors as would be elected to the Board of Directors of the Company in the event that Proposal Three is approved by the shareholders, and the initial classification of directors set forth above.

         Classification of directors is likely to provide the Board of Directors with greater continuity and experience, since normally at least one member of the Board of Directors would be in such member's second year of service and at least one member of the Board of Directors would be in such member's third year of service. Although the Board of Directors is not aware of any problems experienced by the Company in the past with respect to continuity of and stability of leadership and policy, the Board of Directors believes that a classified Board of Directors could decrease the likelihood of such problems arising in the future.

         Adoption of the Classified Board Provisions may significantly extend the time required to elect a new majority to the Board of Directors. Presently, the Company's Bylaws allows a change in control of the Board of Directors by a majority of the Company's shareholders at a single annual meeting or special meeting of shareholders. With the Classified Board Provision, unless directors are removed, it will require at least two annual meetings of shareholders for a majority of shareholders that is less than a two-thirds majority to make a change in control of the Board of Directors, since only a minority of the directors will be elected at each meeting. A significant effect of a classified Board of Directors may be to deter hostile takeover attempts because an acquirer would experience delay in replacing a majority of the directors. However, a classified Board of Directors will also make it more difficult for shareholders to effect a change in control of the Board of Directors, even if such change in control is sought due to dissatisfaction with the performance of the Company's directors.

         The existence of a classified Board may deter so-called "creeping acquisitions" in which a person or group seeks to acquire: (i) a controlling position without paying a normal control premium to the selling shareholders;
(ii) a position sufficient to exert control over the Company through a proxy contest or otherwise; or (iii) a block of stock with a view toward attempting to promote a sale or liquidation or a repurchase by the Company of the block at a premium, or an exchange of the block for assets of the Company. Faced with a classified Board of Directors, such a person or group would have to assess carefully its ability to control or influence the Company. If free of the necessity to act in response to an immediately threatened change in control, the Board of Directors can act in a more careful and deliberative manner to make and implement appropriate business judgments in response to a creeping acquisition.

         Michigan. Under the MBCA, a corporation generally may provide for a classified board of directors by adopting amendments to its articles of incorporation or bylaws, which amendments must be approved by the shareholders. The Noble Michigan Articles of Incorporation and Bylaws do not currently provide for a classified board.

         Removal of Directors.

         Under both Delaware and Michigan law, any director or the entire board of directors of a corporation that does not have a classified board of directors or cumulative voting may be removed with or without cause with the approval of a majority of the outstanding shares entitled to vote at an election of directors. In the case of a Delaware or Michigan corporation having cumulative voting, if less than the entire board is to be removed, a director may not be removed without cause if the number of shares voted against such removal would be sufficient to elect the director under cumulative voting.

         Noble Delaware's Certificate of Incorporation and Bylaws provide that the Company's directors can be removed for cause by the affirmative vote of the holders of a majority of the combined voting power of the then outstanding shares of capital stock of the Company entitled to vote generally in the election of directors voting as a single class. The term "cause" with respect to the removal of directors is not defined in the DGCL and its meaning has not been precisely delineated by the Delaware courts. Noble Delaware's Certificate of Incorporation and Bylaws provide that the Company's directors may not be removed without cause.

         Indemnification and Limitation of Liability

         Michigan and Delaware have similar laws respecting indemnification by a corporation of its officers, directors, employees and other agents. The laws of both states also permit, with certain exceptions, a corporation to adopt charter provisions eliminating the liability of a director to the corporation or its shareholders for monetary damages for breach of the director's fiduciary duty. There are nonetheless certain differences between the laws of the two states respecting indemnification and limitation of liability which are summarized below.

         Delaware. The Noble Delaware Certificate of Incorporation would eliminate the liability of directors to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permissible under Delaware law, as such law exists currently and as it may be amended in the future. Under Delaware law, such provision may not eliminate or limit director monetary liability for: (a) any breach of the director's duty of loyalty to the corporation or its shareholders; (b) acts or omissions not in good faith or involving intentional misconduct or knowing violations of law; (c) the payment of unlawful dividends or unlawful stock repurchases or redemptions; or (d) any transactions in which the director received an improper personal benefit. Such limitation of liability provisions also may not limit a director's liability for violation of, or otherwise relieve the Company or its directors from the necessity of complying with federal or state securities laws, or affect the availability of nonmonetary remedies such as injunctive relief or rescission.

         Michigan. The Articles of Incorporation of the Company currently limit the liability of directors to the corporation or its shareholders to the fullest extent permitted by Michigan law. Directors are not personally liable to the Company or its shareholders for monetary damages for breach of fiduciary duty as a director, except for: (i) the amount of a financial benefit received by a director to which he or she is not entitled; (ii) intentional infliction of harm on the corporation or the shareholders; (iii) the payment of unlawful dividends or unlawful stock repurchases or redemptions or loans to directors, officers or employees contrary to Michigan law; or (iv) an intentional criminal act. A Michigan corporation, unlike a Delaware corporation, can reimburse expenses incurred in and amounts paid in settlement of a derivative action. Only expenses can be reimbursed for a settled derivative lawsuit in Delaware.

         Indemnification Compared and Contrasted.

         Michigan law requires indemnification when the individual has defended successfully the action on the merits while Delaware law requires indemnification whether there has been a successful or unsuccessful defense on the merits or otherwise. Delaware law generally permits indemnification of expenses, including attorneys' fees, actually and reasonably incurred in the defense or settlement of a derivative or third-party action, provided there is a determination by a majority vote of a disinterested quorum of the directors, by independent legal counsel or by a majority of the shareholders that the person seeking indemnification acted in good faith and in a manner reasonably believed to be in the best interests of the corporation. Without court approval, however, no indemnification may be made in respect of any derivative action in which such person is adjudged liable for negligence or misconduct in the performance of his or her duty to the corporation. Delaware law requires indemnification of expenses when the individual being indemnified has successfully defended any action, claim, issue or matter therein, on the merits or otherwise.

         Expenses incurred by an officer or director in defending an action may be paid in advance, under Delaware law and Michigan law, if such director or officer undertakes to repay such amounts if it is ultimately determined that he or she is not entitled to indemnification. In addition, the laws of both states authorize a corporation's purchase of indemnity insurance for the benefit of its officers, directors, employees and agents whether or not the corporation would have the power to indemnify against the liability covered by the policy.

         Michigan law permits a Michigan corporation to provide rights to indemnification beyond those provided therein to the extent such additional indemnification is authorized in the corporation's articles of incorporation. Thus, if so authorized, rights to indemnification may be provided pursuant to agreements or bylaw provisions which make mandatory the permissive indemnification provided by Michigan law. Noble Michigan's Bylaws permit indemnification beyond that expressly mandated by Michigan law and limit director monetary liability to the extent permitted by Michigan law.

         Delaware law also permits a Delaware corporation to provide indemnification in excess of that provided by statute. By contrast to Michigan law, Delaware law does not require authorizing provisions in the certificate of incorporation and does not contain express prohibitions on indemnification in certain circumstances. Limitations on indemnification may be imposed by a court, however, based on principles of public policy.

         Inspection of Shareholder List.

         Delaware law allows any shareholder to inspect the shareholder list for a purpose reasonably related to such person's interest as a shareholder. Delaware law provides for inspection rights as to a list of shareholders entitled to vote at a meeting within a ten day period preceding a shareholders' meeting for any purpose germane to the meeting. Under the MBCA, the shareholders' list need only be prepared in time for, and be available for inspection at, the relevant shareholders' meeting.

         Dividends and Repurchases of Shares.

         Michigan law dispenses with the concepts of par value of shares as well as statutory definitions of capital, surplus and the like. The concepts of par value, capital and surplus exist under Delaware law.

         Delaware. Delaware law permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of the net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, Delaware law generally provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

         Michigan. A Michigan corporation may not pay dividends or make any other distribution to its shareholders if, after giving effect to the payment, the corporation would not be able to pay its debts as they become due in the usual course of business, or the corporation's assets would be less than its liabilities plus, unless the articles of incorporation permit otherwise, the amount required, if the corporation were to be dissolved at the time of distribution, to satisfy preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution.

         Shareholder Voting.

         Both Delaware and Michigan law generally require that a majority of the shareholders of both acquiring and target corporations approve statutory mergers.

         Delaware. Delaware law does not require a shareholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (a) the merger agreement does not amend the existing certificate of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and, (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed twenty percent (20%) of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.

         Michigan. Michigan law contains a similar exception to its voting requirements for reorganizations. Unless required by the articles of incorporation or the transfer of assets is not in the usual and regular course of business as conducted by the corporation, action by shareholders of the surviving corporation on a plan of merger is not required if: (i) the articles of incorporation of the surviving corporation will not differ from its articles of incorporation before the merger; and, (ii) each shareholder of the surviving corporation whose shares were outstanding immediately before the effective date of the merger will hold the same number of shares, with identical designations, preferences, limitations, and relative rights, immediately after the merger.

         Appraisal Rights.

         Under both Michigan and Delaware law, a shareholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to appraisal rights pursuant to which such shareholder may receive cash in the amount of the fair market value of his or her shares in lieu of the consideration he or she would otherwise receive in the transaction.

         Delaware. Under Delaware law, such fair market value is determined exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, and such appraisal rights are not available: (a) with respect to the sale, lease or exchange of all or substantially all of the assets of a corporation; (b) with respect to a merger or consolidation by a corporation the shares of which are either listed on a national securities exchange or are held of record by more 2,000 holders if such shareholders receive only shares of the surviving corporation or shares of any other corporation that are either listed on a national securities exchange or held of record by more than 2,000 holders, plus cash in lieu of fractional shares of such corporation; or (c) to shareholders of a corporation surviving a merger if no vote of the shareholders of the surviving corporation is required to approve the merger under Delaware law.

         Michigan. Michigan law excludes appraisal rights for certain corporate actions (i) where the shares are listed on a national securities exchange or designated as national market system securities on an interdealer quotation system by the National Association of Securities Dealers, Inc. and (ii) in certain transactions where shareholders receive cash or shares that satisfy the requirements of (i).

         Dissolution.

         Under Michigan law, shareholders holding fifty percent (50%) or more of the total voting power may authorize a corporation's dissolution. Under Delaware law, unless the Board of Directors approves the proposal to dissolve, the dissolution must be unanimously approved by all the shareholders entitled to vote thereon. Only if the dissolution is initially approved by the Board of Directors may the dissolution be approved by a simple majority of the outstanding shares of the corporation's stock entitled to vote. In the event of such a board-initiated dissolution, Delaware law allows a Delaware corporation to include in its certificate of incorporation a supermajority (greater than a simply majority) voting requirement in connection with dissolutions. Noble Delaware's Certificate of Incorporation contains no such supermajority voting requirement.

         Interested Director Transactions.

         Under both Michigan and Delaware law, certain contracts or transactions in which one or more of a corporation's directors has an interest are not void or voidable because of such interest, provided that certain conditions, such as obtaining the required approval and fulfilling the requirements of good faith and full disclosure, are met. With certain minor exceptions, the conditions are similar under Michigan and Delaware law.

         Shareholder Derivative Suits.

         Under both Michigan and Delaware law, a shareholder may bring a derivative action on behalf of the corporation only if the shareholder was a shareholder of the corporation at the time of the transaction in question or if his or her stock thereafter devolved upon him or her by operation of law.

Certain Federal Income Tax Consequences

         Following is a summary of the federal income tax consequences resulting from the Merger. The Company and Noble Delaware have not requested a private letter ruling from the Internal Revenue Service as to the federal income tax consequences of the Merger and, thus, there can be no assurance that the transaction would constitute a tax-free exchange for federal income tax purposes.

         The Company has been advised, however, that the Merger provided for in the Merger Agreement would constitute a tax-free reorganization under the Internal Revenue Code of 1986, as amended (the "Code") and, no gain or loss will be recognized by the holders of the Company's Common Stock upon conversion of their shares into Noble Delaware Common Stock. The basis of Noble Delaware Common Stock received by the Company's shareholders will be the same as the basis of the Company's Common Stock converted into Noble Delaware Common Stock. The holding period of the Noble Delaware's Common Stock will include the period during which the Company's Common Stock converted into Noble Delaware Common Stock was held, provided that the Company's Common Stock was held as a capital asset at the time of the Merger.

         THE DISCUSSION OF FEDERAL INCOME TAX CONSEQUENCES SET FORTH ABOVE IS INCLUDED HEREIN FOR INFORMATIONAL PURPOSES ONLY. THE DISCUSSION IS BASED ON CURRENTLY EXISTING PROVISIONS OF THE CODE, EXISTING OR PROPOSED TREASURY REGULATIONS THEREUNDER AND CURRENT ADMINISTRATIVE RULINGS AND COURT DECISIONS. ALL OF THE FOREGOING ARE SUBJECT TO CHANGE AND ANY SUCH CHANGE COULD AFFECT THE CONTINUING VALIDITY OF THIS DISCUSSION. EACH SHAREHOLDER SHOULD CONSULT HIS OR HER TAX ADVISER REGARDING THE SPECIFIC TAX CONSEQUENCES OF THE MERGER, INCLUDING THE APPLICATION AND EFFECT OF STATE AND LOCAL TAX LAWS.

Securities Act Consequences

         The shares of Noble Delaware to be issued in exchange for shares of the Company are not being registered under the Securities Act of 1933, as amended (the "1933 Act"). In that respect, Noble Delaware is relying on Rule 145(a)(2) of the Securities Exchange Commission (the "SEC") under the 1933 Act, which provides that a merger which has as its sole purpose a change in the domicile of the corporation does not involve the sale of the securities for purposes of the 1933 Act. After the Merger, Noble Delaware will be a publicly held company, its Common Stock will be traded and it will file with the SEC and provide to its shareholders the same type of information that the Company has previously filed and provided. Shareholders whose stock in the Company is freely tradable before the Merger will continue to have freely tradable shares of Noble Delaware. Shareholders holding restricted securities of the Company will be subject to the same restrictions on transfer as those to which their present shares of stock in the Company are subject. In summary, Noble Delaware and its shareholders will be in the same respective positions under the federal securities laws after the Merger as were the Company and its shareholders prior to the Merger.

No Appraisal Rights

         Under Section 762 of the MBCA, shareholders of the Company will not be entitled to dissent and obtain payment of the fair value of their shares from the Company in connection with the Proposed Reincorporation because the Company's shares are listed on the American Stock Exchange at the time of the record date fixed to determine the shareholders entitled to receive notice of and to vote at the meeting of shareholders held to act upon the Merger Agreement.

Abandonment

         Notwithstanding a favorable vote of the shareholders, the Company reserves the right by action of the Board of Directors to abandon the Proposed Reincorporation prior to effectiveness of the Merger if it determines that such abandonment is in the best interests of the Company. The Board of Directors has made no determination as to any circumstances which may prompt a decision to abandon the Proposed Reincorporation.

Required Vote

         The affirmative vote of a majority of the Company's issued and outstanding common stock is required to approve the Reincorporation Proposal. THE BOARD OF DIRECTORS RECOMMENDS SHAREHOLDERS VOTE FOR APPROVAL OF THIS PROPOSAL. PROXIES WILL BE VOTED FOR THE APPROVAL OF THE REINCORPORATION PROPOSAL UNLESS THE SPECIFICATION IS MARKED ON THE PROXY INDICATING THAT AUTHORITY TO DO SO IS WITHHELD.

ITEM 3:   APPROVAL OF A CLASSIFIED BOARD OF DIRECTORS

         In the event that the proposal to reincorporate the Company in the State of Delaware is not approved, the Company's Board of Directors has approved and recommended that the shareholders of the Company approve an amendment to the Company's Bylaws to provide for the classification of the Board of Directors into three classes of Directors with staggered terms of office.

         Michigan law permits the Company to amend its Bylaws to provide for a classified board of directors. The proposed classified board amendment to the Company's Bylaws would provide that Directors will be classified into three (3) classes, as nearly equal in number as possible. One class would hold office initially for a term expiring at the next Annual Meeting of Shareholders; a second class would hold office initially for a term expiring at the 2001 Annual Meeting of Shareholders; and another class would hold office initially for a term expiring at the 2002 Annual Meeting of Shareholders. At each Annual Meeting following this initial classification and election, the successors to the class of directors whose terms expire at that meeting would be elected for a term of office to expire at the third succeeding Annual Meeting after their election, and until their successors have been duly elected and qualified. Under Michigan law, directors chosen to fill vacancies on the classified board would hold office until the next shareholders' meeting at which directors were elected, even if a new director was filling an unexpired term in a class with more than one year remaining in its term.

         In addition, the proposed amendment provides that directors elected by the shareholders may only be removed by shareholders for cause. Michigan law provides that directors may be removed by shareholders with or without cause, unless the articles of incorporation or bylaws provide that directors may be removed only with cause. See "Item 1: Election of Directors" for information regarding the nominees for Directors and the composition of each class of Directors if this proposal is adopted. If the proposed amendment to the Company's Bylaws is not approved, or the Reincorporation Proposal is not approved, the nine nominees to serve as directors will be nominated to serve a one-year term until the next Annual Meeting of Shareholders and until their successors are elected and qualified.

         Shareholders should be aware that the proposed classified board will extend the time required to effect a change in control of the Board of Directors and may discourage hostile takeover bids for the Company. If the Company implements a classified board of directors, it will take at least three annual meetings for a majority of shareholders to make a change in control of the Board of Directors because only one-third of the Directors will be elected at each annual meeting.

         Advantages. The Company's Board of Directors has observed that certain tactics, including the accumulation of substantial stock positions as a prelude to an attempted takeover or significant corporate restructuring, have become relatively common in corporate takeover practice. The Board of Directors is of the opinion that such tactics can be highly disruptive to a company and can result in dissimilar treatment of a company's shareholders. The Board of Directors believes that the classified board proposal will assist the Board of directors in protecting the interests of the Company's shareholders in the event of an unsolicited offer to acquire control of the Company. The Board also believes that making directors removable only for cause will ensure that the purpose of having a classified board as an anti-takeover measure will not be circumvented by removing directors without cause. The classified board proposal is also designed to assure continuity and stability in the Board of Directors' leadership and policies. Although the Board may review other possible anti-takeover programs, the Board has no present intention of proposing additional amendment to the Articles of Incorporation or Bylaws that would affect the ability of a third party to change control of the Company.

         Disadvantages. Because of the additional time required to change control of the Board of Directors, and the requirement that directors be removed only for cause, the classified board proposal will tend to perpetuate present management. In addition, because the classified board proposal will increase the amount of time required for a takeover bidder to obtain control of the Company without the cooperation of the Board of Directors, even if the takeover bidder were to acquire a majority of the Company's outstanding stock, it will tend to discourage certain tender offers, including some tender offers that shareholders may feel would be in their best interests. However, the proposal is not intended as a takeover-resistive measure in response to a specific threat. The classified board proposal will also make it more difficult for the Company's shareholders to change the composition of the Board of Directors even if the shareholders believe such a change would be desirable. A copy of the proposed amendment to the Company's Bylaws is attached to this Proxy Statement as Appendix E. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSED AMENDMENT TO THE COMPANY'S BYLAWS TO CREATE A CLASSIFIED BOARD OF DIRECTORS.

ITEM 4:   RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors, upon recommendation of the Audit Committee, has appointed Grant Thornton LLP as independent public accountants, to audit the consolidated financial statements of the Company for the year ending December 31, 1999 and to perform other appropriate services as directed by the Company's management and Board of Directors.

         A proposal will be presented at the meeting to ratify the appointment of Grant Thornton LLP as the Company's independent public accountants. It is expected that a representative of Grant Thornton LLP will be present at the Annual Meeting to respond to appropriate questions or to make a statement if he or she so desires. If the shareholders do not ratify this appointment by the affirmative vote of a majority of the shares represented in person or by proxy at the meeting, other independent public accountants will be considered by the Board of Directors upon recommendation of the Audit Committee.

Vote Required

           The ratification of Grant Thornton LLP as the Company's independent public accountants will require the affirmative vote of the holders of at least a majority of the outstanding shares of the Company's Common Stock present or represented at the meeting. The Board of Directors recommends a vote "FOR" ratification of the appointment of Grant Thornton LLP as the Company's independent public accountants.

ITEM 5:   OTHER MATTERS

         Except for the matters referred to in the accompanying Notice of Annual Meeting, management does not intend to present any matter for action at the Annual Meeting and knows of no matter to be presented at the meeting that is a proper subject for action by the shareholders. However, if any other matters should properly come before the meeting, it is intended that votes will be cast pursuant to the authority granted by the enclosed Proxy in accordance with the best judgment of the person or persons acting under the Proxy.

                                  ANNUAL REPORT

         The Annual Report to Shareholders covering the Company's fiscal year ended December 31, 1998 is being mailed to shareholders with this Proxy Statement. The Company's annual report on Form 10-K under the Securities Exchange Act of 1934 for the year ended December 31, 1998, including the financial statements and schedules thereto, which the Company will file with the Securities and Exchange Commission will be made available to beneficial owners of the Company's securities upon request. The annual report does not form any part of the material for the solicitation of the Proxy.

                              SHAREHOLDER PROPOSALS

         Shareholder who intend to have a proposal considered for inclusion in the Company's proxy materials for presentation at the 2000 Annual Meeting of Shareholders must submit the proposal to the Company no later than December __, 1999. Shareholders who intend to present a proposal at the 2000 Annual Meeting of Shareholders without inclusion of such proposal in the Company's proxy materials are required to provide notice of such proposal to the Company no later than February __, 2000. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

                       REQUEST TO RETURN PROXIES PROMPTLY

         A Proxy is enclosed for your use. Please mark, date, sign and return the Proxy at your earliest convenience. The Proxy requires no postage if mailed in the United States in the postage-paid envelope provided.
A prompt return of your Proxy will be appreciated.

                                    By Order of the Board of Directors,

                                    /S/ MICHAEL C. AZAR

                                    Michael C. Azar,
                                    Secretary

Bloomfield Hills, Michigan
April __, 1999

                          AGREEMENT AND PLAN OF MERGER
                          (Reincorporation in Delaware)


         THIS AGREEMENT AND PLAN OF MERGER ("Agreement") dated March ___, 1999, is entered into between Noble International, Ltd., a Michigan corporation ("Noble-Michigan"), and Noble International, Ltd., a Delaware corporation ("Noble-Delaware"). Noble-Michigan and Noble-Delaware are hereinafter collectively referred to as the "Constituent Corporations."


                                 R E C I T A L S

         A. Noble-Michigan is a corporation duly organized and existing under the laws of the State of Michigan;

         B. Noble-Delaware is a corporation duly organized and existing under the laws of the State of Delaware for the sole purpose of effecting the reincorporation of Noble-Michigan in Delaware in a tax-free reorganization pursuant to Section 368(a)(1)(F) of the Internal Revenue Code;

         C. On the date of this Agreement, Noble-Michigan has authority to issue 20,000,000 shares of common stock, no par value per share ("Noble Common Stock"), of which 7,153,482 shares are issued and outstanding, and 150,000 shares of preferred stock, no par value per share ("Noble Preferred Stock"), of which no shares are issued and outstanding;

         D. On the date of this Agreement, Noble-Delaware has authority to issue 40,000,000 shares of common stock, $.001 par value per share ("Delaware Common Stock"), of which 1,000 shares are issued and outstanding and owned by Noble-Delaware, and 1,500,000 shares of preferred stock, $10.00 par value per share ("Delaware Preferred Stock"), of which no shares are issued and outstanding;

         E. The Boards of Directors of Noble-Michigan and Noble-Delaware have determined that it is advisable and in the best interest of their respective corporations that Noble-Michigan merge with and into Noble-Delaware upon the terms and subject to the conditions set forth in this Agreement for the purpose of effecting the change of the state of incorporation of Noble-Michigan from Michigan to Delaware;

         F. The respective Boards of Directors of Noble-Michigan and Noble-Delaware have, by resolutions duly adopted by Unanimous Written Consent, approved this Agreement; and

         G. Noble-Michigan has approved this Agreement as the sole stockholder of Noble-Delaware and the Board of Directors of Noble-Michigan has directed that this Agreement be submitted to a vote of its shareholders;

                                A G R E E M E N T

         NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, Noble-Michigan and Noble-Delaware hereby agree as follows:

         1. Merger. Noble-Michigan shall be merged with and into Noble-Delaware (the "Merger"), and Noble-Delaware shall be the surviving corporation (hereinafter sometimes referred to as the "Surviving Corporation"). The Merger shall become effective upon the date and at the time of filing of an appropriate certificate of merger, providing for the Merger, with the Secretary of State of the State of Delaware (the "Effective Time"). Articles of Merger shall also be filed with the Michigan Department of Consumer and Industry Services, Corporation, Securities and Land Development Bureau.

         2. Governing Documents. The Certificate of Incorporation of Noble-Delaware, as in effect immediately prior to the Effective Time, shall be the Certificate of Incorporation of the Surviving Corporation as thereafter amended in accordance with the provisions thereof and applicable laws. The bylaws of Noble-Delaware, as in effect immediately prior to the Effective Time, shall be the bylaws of the Surviving Corporation, without change or amendment until thereafter amended in accordance with the provisions thereof, the provisions of the Certificate of Incorporation of the Surviving Corporation and applicable laws.

         3. Succession. At the Effective Time, the separate corporate existence of Noble-Michigan shall cease, and Noble-Delaware shall possess all the rights, privileges, powers and franchises both of a public as well as of a private nature, and shall be subject to all the restrictions, liabilities and duties of each of the Constituent Corporations; and all singular rights, privileges, powers and franchises of each of the Constituent Corporations, shall be vested in the Surviving Corporation and all property, rights, privileges, powers and franchises, and all and every other interest, shall be transferred to and vested in the Surviving Corporation, and the title to any real estate vested by deed or otherwise in either of such Constituent Corporations shall not revert or be in any way impaired by reason of the Merger, but all rights of creditors and all liens upon any property of Noble-Michigan shall be preserved unimpaired. To the extent permitted by law, any claim existing or action or proceeding pending by or against either of the Constituent Corporations may be prosecuted as if the Merger had not taken place. All debts, liabilities and duties of the respective Constituent Corporations shall thenceforth attach to the Surviving Corporation and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it. All corporate acts, plans, policies, agreements, arrangements, approvals and authorizations of Noble-Michigan, its shareholders, Board of Directors and committees thereof, officers and agents which were valid and effective immediately prior to the Effective Time, shall be taken for all purposes as the acts, plans, policies, agreements, arrangements, approvals and authorizations of the Surviving Corporation and shall be as effective and binding thereon as the same were with respect to Noble-Michigan. The employees and agents of Noble-Michigan shall become the employees and agents of the Surviving Corporation and continue to be entitled to the same rights and benefits which they enjoyed as employees and agents of Noble-Michigan, subject to the same limitations with respect thereto. The requirements of any plans or agreements of Noble-Michigan involving the issuance or purchase by Noble-Michigan of certain shares of its capital stock shall be satisfied by the issuance or purchase of a like number of shares of the Surviving Corporation.

         4. Directors and Officers. The directors and officers of Noble-Michigan at the Effective Time shall be and become directors and officers, holding the same titles and positions, of the Surviving Corporation at the Effective Time, and after the Effective Time shall serve in accordance with the bylaws of the Surviving Corporation.

         5. Further Assurances. From time to time, as and when required by the Surviving Corporation or by its successors or assigns, there shall be executed and delivered on behalf of Noble-Michigan such deeds and other instruments, and there shall be taken or caused to be taken by it all such further and other actions, as shall be appropriate, advisable or necessary in order to vest, perfect or confirm, of record or otherwise, in the Surviving Corporation the title to and possession of all property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Noble-Michigan, and otherwise to carry out the purposes of this Agreement, and the officers and directors of the Surviving Corporation are fully authorized in the name and on behalf of Noble-Michigan or otherwise, to take any and all such action and to execute and deliver any and all such deeds and other instruments.

         6. Conversion of Shares. At the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof:

            (a) each share of Noble Common Stock outstanding immediately prior to the Effective Time shall be changed and converted into one (1) fully paid and non-assessable share of Delaware Common Stock; and

            (b) the 1,000 shares of Delaware Common Stock presently issued and outstanding in the name of Noble-Michigan shall be canceled and retired and resume the status of authorized and unissued shares of Delaware Common Stock, and no shares of Delaware Common Stock or other securities of Noble-Delaware shall be issued in respect thereof.

         7. Warrants. Each warrant to purchase shares of Noble Common Stock which is outstanding at the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become a warrant to purchase shares of Delaware Common Stock upon the terms and subject to the conditions and adjustments as set forth in such warrant and in the resolutions authorizing such warrants, as in effect immediately prior to the Effective Time. The same number of shares of Delaware Common Stock shall be reserved for purposes of the warrants as is equal to the number of shares of Noble Common Stock so reserved as of the Effective Time.

         8. Options. Each option to purchase shares of Noble Common Stock which is outstanding at the Effective Time shall, by virtue of the Merger and without any action on the part of the holder hereof, be converted into and become an option to purchase shares of Delaware Common Stock upon the terms and subject to the same conditions and adjustments as in effect in such option immediately prior to the Effective Time. The same number of shares of Delaware Common Stock shall be reserved for purposes of the options as is equal to the number of shares of Noble Common Stock so reserved as of the Effective Time.

         9. Other Employee Benefit Plans. At the Effective Time, the obligations of Noble-Michigan under or with respect to every plan, trust, program and benefit then in effect or administered by Noble-Michigan on behalf or for the benefit of the officers and employees of Noble-Michigan, including plans, trusts, programs and benefits administered by Noble-Michigan in which subsidiaries of Noble-Michigan, their officers and employees currently are permitted to participate (the "Employee Benefit Plans"), shall become the lawful obligations of Noble-Delaware and shall be implemented and administered in the same manner and without interruption until the same are amended or otherwise lawfully altered or terminated. Effective at the Effective Time, Noble-Delaware hereby expressly adopts and assumes all obligations of Noble-Michigan under and with respect to all Employee Benefit Plans.

         10. Condition to Merger. The Merger shall have received the requisite approval of the holders of Noble Common Stock pursuant to the Michigan Business Corporation Act.

         11. Stock Certificates. At and after the Effective Time, all of the outstanding certificates which, immediately prior to the Effective Time, represented shares of Noble Common Stock shall be deemed for all purposes to evidence ownership of, and to represent, as the case may be, shares of Delaware Common Stock into which the shares of Noble Common Stock, formerly represented by such certificates, have been converted as herein provided.

         12. Amendment. Subject to applicable law, this Agreement may be amended, modified or supplemented by written agreement of the parties hereto at any time prior to the Effective Time with respect to any of the terms contained herein; provided, however, that no such amendment, modification or supplement not adopted and approved by the shareholders of Noble-Michigan and Noble-Delaware shall affect the rights of the shareholders of either or both such corporations in a manner which is materially adverse to the shareholders of either or both such corporations.

         13. Abandonment. At any time prior to the Effective Time, this Agreement may be terminated and the Merger may be abandoned by the Boards of Directors of either Noble-Michigan or Noble-Delaware, notwithstanding approval of this Agreement by the sole stockholder of Noble-Delaware or by the shareholders of Noble-Michigan, or both, if in the opinion of such Boards of Directors, the Merger is for any reason inadvisable.

         14. Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns; provided, however, that this Agreement may not be assigned to any party without the prior written consent of the other party hereto.

         IN WITNESS WHEREOF, Noble-Michigan and Noble-Delaware have caused this Agreement to be signed by their respective duly authorized officers as of the date first above written.


                              NOBLE INTERNATIONAL, LTD.,
                              a Michigan corporation



                              By:
                                  ----------------------------------------------
                                  Robert J. Skandalaris, Chief Executive Officer

ATTEST:


By:
    --------------------------
    Michael C. Azar, Secretary


                              NOBLE INTERNATIONAL, LTD.,
                              a Delaware corporation



                              By:
                                  ----------------------------------------------
                                  Robert J. Skandalaris, Chief Executive Officer

ATTEST:



By:
    --------------------------
    Michael C. Azar, Secretary

                          CERTIFICATE OF INCORPORATION
                                       OF
                            NOBLE INTERNATIONAL, LTD.


                                    ARTICLE I
                               Name of Corporation

         The name of this corporation is Noble International, Ltd.


                                   ARTICLE II
                           Registered Office and Agent

         The address of the registered office of the corporation in the State of Delaware is 1013 Centre Road in the City of Wilmington, County of New Castle, and the name of its registered agent at that address is Corporation Service Company.


                                   ARTICLE III
                                     Purpose

         The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.


                                   ARTICLE IV
                            Authorized Capital Stock

         This corporation is authorized to issue two classes of shares designated respectively "Common Stock" and "Preferred Stock" and referred to herein as Common Stock or Common Shares and Preferred Stock or Preferred Shares, respectively. The total number of shares of Common Stock this corporation is authorized to issue is 40,000,000 and each such share shall have a par value of $.001, and the total number of shares of Preferred Stock this corporation is authorized to issue is 1,500,000 and each such share shall have a par value of $10.00. The Preferred Shares may be issued from time to time in one or more series. The board of directors is authorized to fix the number of shares of any series of Preferred Shares and to determine the designation of any such series. The board of directors is also authorized to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Shares and, within the limits and restrictions stated in any resolution or resolutions of the board of directors originally fixing the number of shares constituting any series, to increase or decrease (but not below the number of shares of any such series then outstanding) the number of shares of any series subsequent to the issue of shares of that series.

                                    ARTICLE V
                                  Incorporator

         The incorporator is Teresa Tormey Fineman, Esq., 500 Newport Center Drive, Suite 700, Newport Beach, California 92660.


                                   ARTICLE VI
                        Limitation of Director Liability

         To the fullest extent permitted by the Delaware General Corporation Law as the same exists or may hereafter be amended, a director of this corporation shall not be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.


                                   ARTICLE VII
                               Perpetual Existence

         The corporation is to have perpetual existence.


                                  ARTICLE VIII
                              Stockholder Meetings

         Meetings of stockholders may be held within or without the State of Delaware, as the bylaws may provide. The books of the corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the board of directors or in the bylaws of the corporation.


                                   ARTICLE IX
                                     Bylaws

         In furtherance and not in limitation of the powers conferred by statute, the board of directors is expressly authorized to make, repeal, alter, amend and rescind the bylaws of this corporation, subject to any limitations expressed in such bylaws.


                                    ARTICLE X
                    Amendment of Certificate of Incorporation

         The corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred on stockholders herein are granted subject to this reservation.

         I, the undersigned, being the sole incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make, file and record this Certificate, hereby declaring and certifying under penalty of perjury that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand.


Dated:  March ___, 1999


                                       -----------------------------------------
                                       Teresa Tormey Fineman, Esq., Incorporator

                                     BYLAWS

                                       OF

                            NOBLE INTERNATIONAL, LTD.
                             A Delaware Corporation


                                    ARTICLE I
                                     OFFICE

         1.1 Registered Office. The registered office of Noble International, Ltd., a Delaware corporation (hereinafter called the "Corporation"), in the State of Delaware shall be at 1013 Centre Road, City of Wilmington, County of New Castle, and the name of the registered agent in charge thereof shall be Corporation Service Company.

         1.2 Principal Office. The principal office for the transaction of the business of the Corporation shall be 33 Bloomfield Hills Parkway, Suite 155, Bloomfield Hills, Michigan 48304. The Board of Directors (hereinafter called the "Board") is hereby granted full power and authority to change the principal office from one location to another.

         1.3 Other Offices. The Corporation may also have an office or offices at such other place or places, either within or without the State of Delaware, as the Board may from time to time determine or as the business of the Corporation may require.


                                   ARTICLE II
                            MEETINGS OF STOCKHOLDERS

         2.1 Annual Meetings. Annual meetings of the stockholders of the Corporation for the purpose of electing directors and for the transaction of such other business as may properly come before such meetings in accordance with
Section 2.11 of these Bylaws may be held at such time, date and place as the Board shall determine by resolution.

         2.2 Special Meetings. A special meeting of the stockholders for the transaction of any proper business may be called at any time only by the Board.

         2.3 Place of Meetings. All meetings of the stockholders shall be held at such places within or without the State of Delaware, as may from time to time be designated by the person or persons calling the respective meeting and specified in the respective notices or waivers of notice thereof.

         2.4 Notice of Meetings.

             (a) Except as otherwise required by law, written notice of each meeting of the stockholders, whether annual or special, shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder of record entitled to vote at such meeting. If mailed, notice is given when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the Corporation. Except as otherwise expressly required by law, no publication of any notice of a meeting of the stockholders shall be required. Every notice of a meeting of the stockholders shall state the place, date and hour of the meeting, and in the case of a special meeting, shall also state the purpose or purposes for which the meeting is called. Notice of any meeting of stockholders shall not be required to be given to any stockholder who shall have waived such notice and such notice shall be deemed waived by any stockholder who shall attend such meeting in person or by proxy, except as a stockholder who shall attend such meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Except as otherwise expressly required by law, notice of any adjourned meeting of the stockholders need not be given if the time and place thereof are announced at the meeting at which the adjournment is taken.

             (b) Whenever notice is required to be given to any stockholder to whom (i) notice of two consecutive annual meetings, and all notices of meetings or of the taking of action by written consent without a meeting to such person during the period between such two consecutive annual meetings, or (ii) all, and at least two, payments (if sent by first class mail) of dividends or interest on securities during a twelve-month period, have been mailed addressed to such person at his address as shown on the records of the Corporation and have been returned undeliverable, the giving of such notice to such person shall not be required. Any action or meeting which shall be taken or held without notice to such person shall have the same force and effect as if such notice had been duly given. If any person shall deliver to the Corporation a written notice setting forth his then current address, the requirement that notice be given to such person shall be reinstated. In the event that the action taken by the Corporation is such as to require the filing of a certificate under any of the other sections, the certificate need not state that notice was not given to persons to whom notice was not required to be given pursuant to this section.

         2.5 Quorum. Except as provided by law, the holders of record of a majority in voting interest of the shares of stock of the Corporation entitled to be voted thereat, present in person or by proxy, shall constitute a quorum for the transaction of business at any meeting of the stockholders of the Corporation or any adjournment thereof. The stockholders present at a duly called or held meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum, and by any greater number of shares otherwise required to take such action by applicable law or the Certificate of Incorporation. In the absence of a quorum at any meeting or any adjournment thereof, a majority in voting interest of the stockholders present in person or by proxy and entitled to vote thereat or, in the absence therefrom of all the stockholders, any officer entitled to preside at, or to act as secretary of, such meeting may adjourn such meeting from time to time. At any such adjourned meeting at which a quorum is present any business may be transacted which might have been transacted at the meeting as originally called.

         2.6 Voting.

             (a) Each stockholder shall, at each meeting of the stockholders, be entitled to vote in person or by proxy each share or fractional share of the stock of the Corporation having voting rights on the matter in question and which shall have been held by him and registered in his name on the books of the
Corporation:

                 (i) on the date fixed pursuant to Section 2.10 of these Bylaws as the record date for the determination of stockholders entitled to notice of and to vote at such meeting, or

                 (ii) if no such record date shall have been so fixed, then (A) at the close of business on the day next preceding the day on which notice of the meeting shall be given or (B) if notice of the meeting shall be waived, at the close of business on the day next preceding the day on which the meeting shall be held.

             (b) Voting shall in all cases be subject to the provisions of the Delaware General Corporation Law and to the following provisions:

                 (i) Subject to Section 2.6(b)(vii), shares held by an administrator, executor, guardian, conservator, custodian or other fiduciary may be voted by such holder either in person or by proxy, without a transfer of such shares into the holder's name; and shares standing in the name of a trustee may be voted by the trustee, either in person or by proxy, but no trustee shall be entitled to vote shares held by such trustee without a transfer of such shares into the trustee's name.

                 (ii) Shares standing in the name of a receiver may be voted by such receiver; and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into the receiver's name if authority to do so is contained in the order of the court by which such receiver was appointed.

                 (iii) Subject to the provisions of the Delaware General Corporation Law, and except where otherwise agreed in writing between the parties, a stockholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares so transferred.

                 (iv) Shares standing in the name of a minor may be voted and the Corporation may treat all rights incident thereto as exercisable by the minor, in person or by proxy, whether or not the Corporation has notice, actual or constructive, of the non-age, unless a guardian of the minor's property has been appointed and written notice of such appointment given to the Corporation.

                 (v) Shares standing in the name of another corporation, domestic or foreign, may be voted by such officer, agent or proxyholder as the bylaws of such other corporation may prescribe or, in the absence of such provision, as the board of directors of such other corporation may determine or, in the absence of such determination, by the chairman of the board, president or any vice president of such other corporation, or by any other person authorized to do so by the board, president or any vice president of such other corporation. Shares which are purported to be executed in the name of a corporation (whether or not any title of the person signing is indicated) shall be presumed to be voted or the proxy executed in accordance with the provisions of this subdivision, unless the contrary is shown.

                 (vi) Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors in such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes.

                 (vii) Shares held by the Corporation in a fiduciary capacity, and shares of the Corporation held in a fiduciary capacity by any subsidiary, shall not be entitled to vote on any matter, except to the extent that the settlor or beneficial owner possesses and exercises a right to vote or to give the Corporation binding instructions as to how to vote such shares.

                 (viii) If shares stand of record in the names of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, husband and wife as community property, tenants by the entirety, voting trustees, persons entitled to vote under a stockholder voting agreement or otherwise, or if two or more persons (including proxyholders) have the same fiduciary relationship respecting the same shares, unless the Secretary of the Corporation is given written notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have the following effect:

                        (A) If only one votes, such act binds all;

                        (B) If more than one vote, the act of the majority so voting binds all;

                        (C) If more than one vote, but the vote is evenly split on any particular matter, each fraction may vote the securities in question proportionately. If the instrument so filed or the registration of the shares shows that any such tenancy is held in unequal interests, a majority or even split for the purpose of this section shall be a majority or even split in interest.

            (c) Any such voting rights may be exercised by the stockholder entitled thereto in person or by his proxy appointed by an instrument in writing, subscribed by such stockholder or by his attorney thereunto authorized and delivered to the secretary of the meeting. A validly executed proxy which does not state that it is irrevocable shall continue in full force and effect unless revoked by the person executing it, prior to the vote pursuant thereto, by a writing delivered to the Corporation stating that the proxy is revoked or by a subsequent proxy executed by, or attendance at the meeting and voting in person by the person executing the proxy; provided, however, that no such proxy shall be valid after the expiration of three (3) years from the date of such proxy, unless otherwise provided in the proxy. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of the Delaware General Corporation Law.

            (d) At any meeting of the stockholders all matters, except as otherwise provided in the Certificate of Incorporation, in these Bylaws or by law, shall be decided by the vote of a majority in voting interest of the stockholders present in person or by proxy and entitled to vote thereat and thereon, a quorum being present.

            (e) The vote at any meeting of the stockholders on any question need not be by written ballot, unless so directed by the chairman of the meeting; provided, however, that any election of directors at any meeting must be conducted by written ballot upon demand made by any stockholder or stockholders present at the meeting before the voting begins. On a vote by ballot each ballot shall be signed by the stockholder voting, or by his proxy, if there be such proxy, and it shall state the number of shares voted.

         2.7 No Action Without a Meeting. No action which is required to be taken or which may be taken at any annual or special meeting of stockholders may be taken without a meeting.

         2.8 List of Stockholders. The Secretary of the Corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

         2.9 Judges. If at any meeting of the stockholders a vote by written ballot shall be taken on any question, the chairman of such meeting may appoint a judge or judges to act with respect to such vote. Each judge so appointed shall first subscribe an oath faithfully to execute the duties of a judge at such meeting with strict impartiality and according to the best of his ability. Such judges shall: (i) decide upon the qualification of the voters; (ii) report the number of shares represented at the meeting and entitled to vote on such question; (iii) conduct the voting and accept the votes; and (iv) when the voting is completed, ascertain and report the number of shares voted respectively for and against the question. Reports of judges shall be in writing and subscribed and delivered by them to the Secretary of the Corporation. The judges need not be stockholders of the Corporation, and any officer of the

Corporation may be a judge on any question other than a vote for or against a proposal in which he shall have a material interest.

         2.10 Fixing Date for Determination of Stockholders of Record.

              (a) In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting.

              (b) In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board. If no record date has been fixed by the Board, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board is required, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board and prior action by the Board is required, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board adopts the resolution taking such prior action.

              (c) In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

              If no record date is fixed by the Board, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.

         2.11 Stockholder Proposals at Annual Meetings.

              (a) Business may be properly brought before an annual meeting by a stockholder only upon the stockholder's timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Corporation not less than thirty (30) days nor more than sixty (60) days prior to the meeting as originally scheduled; provided, however, that in the event that less than forty (40) days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the tenth
(10th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. For purposes of this
Section 2.11, any adjournment(s) or postponement(s) of the original meeting shall be deemed for purposes of notice to be a continuation of the original meeting and no business may be brought before any reconvened meeting unless such timely notice of such business was given to the Secretary of the Corporation for the meeting as originally scheduled. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting, (ii) the name and record address of the stockholder proposing such business, (iii) the class and number of shares of the Corporation which are beneficially owned by the stockholder, and (iv) any material interest of the stockholder in such business. Notwithstanding the foregoing, nothing in this Section 2.11 shall be interpreted or construed to require the inclusion of information about any such proposal in any proxy statement distributed by, at the direction of, or on behalf of the Board.

              (b) The chairman of an annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Section 2.11, and if the chairman should so determine, the chairman shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

         2.12 Notice of Stockholder Nominees.

              (a) Nominations of persons for election to the Board of the Corporation shall be made only at a meeting of stockholders and only (i) by or at the direction of the Board or (ii) by any stockholder of the Corporation entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in this Section 2.12. Such nominations, other than those made by or at the direction of the Board, shall be made pursuant to timely notice in writing to the Secretary of the Corporation. To be timely, a stockholder's notice shall be delivered to or mailed and received at the principal executive offices of the Corporation not less than thirty (30) days nor more than sixty (60) days prior to the meeting; provided, however, that in the event that less than forty (40) days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. For purposes of this
Section 2.12, any adjournment(s) or postponement(s) of the original meeting shall be deemed for purposes of notice to be a continuation of the original meeting and no nominations by a stockholder of persons to be elected directors of the Corporation may be made at any such reconvened meeting unless pursuant to a notice which was timely for the meeting on the date originally scheduled. Such stockholder's notice shall set forth: (i) as to each person whom the stockholder proposes to nominate for election or re-election as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to the Securities Exchange Act of 1934, as amended, (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and (ii) as to the stockholder giving the notice (A) the name and address, as they appear on the Corporation's books, of such stockholder, and (B) the class and number of shares of the Corporation which are beneficially owned by such stockholder. Notwithstanding the foregoing, nothing in this Section 2.12 shall be interpreted or construed to require the inclusion of information about any such nominee in any proxy statement distributed by, at the discretion of, or on behalf of the Board.

                  (b) The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by this Section 2.12, and if the chairman should so determine, the chairman shall so declare to the meeting and the defective nomination shall be disregarded.


                                   ARTICLE III
                               BOARD OF DIRECTORS

         3.1 General Powers. The property, business and affairs of the Corporation shall be managed by or under the direction of the Board.

         3.2 Number and Term of Office. The authorized number of directors shall be no less than seven (7) and no more than twelve (12). The exact number of authorized directors shall be set by resolution of the Board of Directors, within the limits specified above. Directors need not be stockholders. Each director shall hold office until the next annual meeting and until a successor has been elected and qualified, or he resigns, or he is removed in a manner consistent with these Bylaws.

         3.3 Classes of Directors. The directors shall be divided into three (3) classes designated as Class I, Class II and Class III, respectively. Directors shall be assigned to each class in accordance with a resolution or resolutions adopted by the Board of Directors. At the first annual meeting of stockholders following the adoption and filing of the Certificate of Incorporation, the term of office of the Class I directors shall expire and Class I directors shall be elected for a full term of three (3) years. At the second annual meeting following the adoption and filing of the Certificate of Incorporation, the term of office of the Class II directors shall expire and Class II directors shall be elected for a full term of three (3) years. At the third annual meeting of stockholders following the adoption and filing of the Certificate of Incorporation, the term of office of the Class III directors shall expire and Class III directors shall be elected for a full term of three (3) years. At each succeeding annual meeting of stockholders, directors shall be elected for a full term of three (3) years to succeed the directors of the class whose terms expire at such annual meeting.

         3.4 Election of Directors. The directors shall be elected annually by the stockholders of the Corporation and the persons receiving the greatest number of votes in accordance with the system of voting established by these Bylaws shall be the directors.

         3.5 Resignation and Removal of Directors. Any director of the Corporation may resign at any time by giving written notice to the Corporation. Any such resignation shall take effect at the time specified therein, or, if the time be not specified, it shall take effect immediately upon its receipt; and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. Any or all of the directors may be removed with or without cause if such removal is approved by the affirmative vote of a majority of the outstanding shares entitled to vote at an election of directors. No reduction of the authorized number of directors shall have the effect of removing any director before his term of office expires.

         3.6 Vacancies. Except as otherwise provided in the Certificate of Incorporation, any vacancy in the Board, whether because of death, resignation, disqualification, an increase in the number of directors or any other cause, may be filled by a majority of the remaining directors, though less than a quorum. Each director so chosen to fill a vacancy shall hold office until his successor shall have been elected and qualified or until he shall resign or shall have been removed in the manner hereinafter provided.

         The stockholders may elect a director or directors at any time to fill any vacancy or vacancies not filled by the directors, but any such election by written consent shall require the consent of a majority of the outstanding shares entitled to vote.

         3.7 Place of Meeting, Etc. The Board may hold any of its meetings at such place or places within or without the State of Delaware as the Board may from time to time by resolution designate or as shall be designated by the person or persons calling the meeting or in the notice or a waiver of notice of any such meeting. Directors may participate in any regular or special meeting of the Board by means of conference telephone or similar communications equipment pursuant to which all persons participating in the meeting of the Board can hear each other, and such participation shall constitute presence in person at such meeting.

         3.8 First Meeting. The Board shall meet as soon as practicable after each annual election of directors and notice of such first meeting shall not be required.

         3.9 Regular Meetings. Regular meetings of the Board may be held at such times as the Board shall from time to time by resolution determine. If any day fixed for a regular meeting shall be a legal holiday at the place where the meeting is to be held, then the meeting shall be held at the same hour and place on the next succeeding business day not a legal holiday. Except as may be required by law or specified herein, notice of regular meetings need not be given.

         3.10 Special Meetings. Special meetings of the Board shall be held whenever called by the Chairman of the Board, the Chief Executive Officer, the President or any two or more directors. Except as otherwise provided by law or by these Bylaws, notice of the time and place of each such special meeting shall be mailed to each director, addressed to him at his residence or usual place of business, at least five (5) days before the day on which the meeting is to be held, or shall be sent to him at such place by telegraph or cable or be delivered personally not less than forty-eight (48) hours before the time at which the meeting is to be held. Except where otherwise required by law or by these Bylaws, notice of the purpose of a special meeting need not be given. Notice of any meeting of the Board shall not be required to be given to any director who is present at such meeting, except a director who shall attend such meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

         3.11 Quorum and Manner of Acting. Except as otherwise provided in these Bylaws, in the Certificate of Incorporation or by law, the presence of a majority of the authorized number of directors shall be required to constitute a quorum for the transaction of business, at any meeting of the Board, and all matters shall be decided at any such meeting, a quorum being present, by the affirmative votes of a majority of the directors present. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, provided any action taken is approved by at least a majority of the required quorum for such meeting. In the absence of a quorum, a majority of directors present at any meeting may adjourn the same from time to time until a quorum shall be present. Notice of an adjourned meeting need not be given. The directors shall act only as a Board, and the individual directors shall have no power as such.

         3.12 Action by Consent. Any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting if a written consent thereto is signed by all members of the Board or of such committee, as the case may be, and such written consent is filed with the minutes of proceedings of the Board or committee.

         3.13 Compensation. The directors shall receive only such compensation for their services as directors as may be allowed by resolution of the Board. The Board may also provide that the Corporation shall reimburse each such director for any expense incurred by him on account of his attendance at any meetings of the Board or Committees of the Board. Neither the payment of such compensation nor the reimbursement of such expenses shall be construed to preclude any director from serving the Corporation or its subsidiaries in any other capacity and receiving compensation therefor.

         3.14 Committees of Directors.

              (a) The Board may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. Any such committee, to the extent provided in the resolution of the Board and except as otherwise limited by law, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; provided, however, that no such committee shall have the power or authority to act on behalf of the Board with regard to:

                  (i) the approval of any action which, under the Delaware General Corporation Law, also requires stockholders' approval or approval of the outstanding shares;

                  (ii) the filling of vacancies on the Board of Directors or on any committees;

                  (iii) the fixing of compensation of the directors for serving on the Board or on any committee;

                  (iv) the amendment or repeal of Bylaws or the adoption of new Bylaws;

                  (v) the amendment or repeal of any resolution of the Board of Directors which by its express terms is not so amendable or repealable;

                  (vi) a distribution to the stockholders of the Corporation, except at a rate or in a periodic amount or within a price range determined by the Board of Directors; or

                  (vii) the appointment of any other committees of the Board of Directors or the members thereof.

              (b) Meetings and action of committees shall be governed by, and held and taken in accordance with, the provisions of these Bylaws dealing with the place of meetings, regular meetings, special meetings and notice, quorum, waiver of notice, adjournment, notice of adjournment and action without meeting, with such changes in the context of these Bylaws as are necessary to substitute the committee and its members for the Board of Directors and its members, except that the time or regular meetings of committees may be determined by resolutions of the Board of Directors. Notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The Board of Directors or a committee may adopt rules for the government of such committee not inconsistent with the provisions of these Bylaws.

         Any such committee shall keep written minutes of its meetings and report the same to the Board at the next regular meeting of the Board. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member.

         3.15 Other Committees. The Board may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of one or more non-employee directors and one or more other disinterested persons, who need not be directors, for the purpose of providing advice to the Board regarding any matter, including but not limited to the compensation of officers and other key employees. For the purposes of this Section, a "disinterested person" means any person having no significant interest in the actions of the committee, as determined by the Board. Any such committee, to the extent provided in the resolution of the Board and except as otherwise limited by law, shall assist the Board in exercising its powers and authority in the management of the business and affairs of the Corporation, but shall not itself exercise such powers and authority. Any such committee shall keep written minutes of its meetings and report the same to the Board at the next regular meeting of the Board. In the absence or disqualification of a member of any such committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint any disinterested person to act at the meeting in the place of any such absent or disqualified member. The compensation and reimbursement of expenses of the members of any such committee shall be determined by resolution passed by a majority of the whole Board. Neither the payment of such compensation nor the reimbursement of such expenses shall be construed to preclude any such member from serving the Corporation or its subsidiaries in any other capacity and receiving compensation therefor.

         3.16 Certain Transactions. In the absence of fraud, no contract or other transaction between the Corporation and any other corporation, and no act of the Corporation, shall in any way be affected or invalidated by the fact that any of the directors of the Corporation are financially or otherwise interested in, or are directors or officers of, such other corporations; and, in the absence of fraud, any director, individually, or any firm of which any director may be a member, may be a party to, or may be financially or otherwise interested in, any contract or transaction of the Corporation; provided, in any case, that the fact that he or such firm is so interested shall be disclosed or shall have been known to the Board of Directors or committee. Any director of the Corporation who is also a director or officer of any such other corporation or who is so interested may be counted in determining the existence of a quorum at any meeting of the Board of Directors of the Corporation that shall authorize any such contract, act or transaction, and may vote thereat to authorize any such contract, act or transaction, with full force and effect as if he were not such director or officer of such other corporation or not so interested.


                                   ARTICLE IV
                                    OFFICERS

         4.1 Corporate Officers.

              (a) The officers of the Corporation shall be a Chief Executive Officer (Chairman of the Board), a President, one or more Vice Presidents (the number thereof and their respective titles to be determined by the Board), a Secretary, Chief Operating Officer, Chief Financial Officer (Treasurer) and such other officers as may be appointed at the discretion of the Board in accordance with the provisions of Section 4.1(b).

              (b) In addition to the officers specified in Section 4.1(a), the Board may appoint such other officers as the Board may deem necessary or advisable, including one or more Assistant Secretaries and one or more Assistant

Treasurers, each of whom shall hold office for such period, have such authority and perform such duties as the Board may from time to time determine. The Board may delegate to any officer of the Corporation or any committee of the Board the power to appoint, remove and prescribe the duties of any officer provided for in this Section 4.1(b).

              (c) Any number of offices may be held by the same person.

         4.2 Election, Term of Office and Qualifications. The officers of the Corporation, except such officers as may be appointed in accordance with Sections 4.1(b) or 4.5, shall be appointed annually by the Board at the first meeting thereof held after the election of the Board. Each officer shall hold office until such officer shall resign or shall be removed by the Board (either with or without cause) or otherwise disqualified to serve, or the officer's successor shall be appointed and qualified.

         4.3 Removal. Any officer of the Corporation may be removed, with or without cause, at any time at any regular or special meeting of the Board by a majority of the directors of the Board at the time in office or, except in the case of an officer appointed by the Board, by any officer of the Corporation or committee of the Board upon whom or which such power of removal may be conferred by the Board.

         4.4 Resignations. Any officer may resign at any time by giving written notice of his resignation to the Board, the President or the Secretary of the Corporation. Any such resignation shall take effect at the time specified therein, or, if the time is not specified, upon receipt thereof by the Board, President or Secretary, as the case may be; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

         4.5 Vacancies. A vacancy in any office because of death, resignation, removal, disqualification or other cause may be filled for the unexpired portion of the term thereof in the manner prescribed in these Bylaws for regular appointments or elections to such office.

         4.6 Chief Executive Officer (Chairman of the Board). The Chief Executive Officer (Chairman of the Board) of the Corporation shall be the chief executive officer of the Corporation, unless otherwise determined by the Board, and shall have, subject to the control of the Board, general and active supervision and management over the business of the Corporation and over its several subordinate officers, assistants, agents and employees. The Chief Executive Officer shall preside at all meetings of the stockholders and at all meetings of the Board.

         4.7 President. The President shall have, subject to the control of the Board and/or the Chief Executive Officer (Chairman of the Board), general and active supervision and management over the business of the Corporation and over its several subordinate officers, assistants, agents and employees. The President shall have such other powers and duties as may from time to time be assigned to him by the Chief Executive Officer (Chairman of the Board), the Board or as prescribed by the Bylaws. At the request of the Chief Executive Officer (Chairman of the Board), or in the case of the absence or inability to act of the Chief Executive Officer (Chairman of the Board) upon the request of the Board, the President shall perform the duties of the Chief Executive Officer

(Chairman of the Board) and when so acting, shall have all the powers of, and be subject to all the restrictions upon, the Chief Executive Officer (Chairman of the Board).

         4.8 Vice Presidents. Each Vice President shall have such power and perform such duties as the Board may from time to time prescribe. At the request of the President, or in the case of the President's absence or inability to act upon the request of the Board, a Vice President shall perform the duties of the President and when so acting, shall have all the powers of, and be subject to all the restrictions upon, the President.

         4.9 Chief Operating Officer. The Chief Operating Officer shall have, subject to the control of the Chief Executive Officer, President, and the Board, general and active supervision and management over the operations of the Corporation, the subsidiaries, and over its several subordinate officers, assistants, agents and employees. The Chief Operating Officer shall have such other powers and duties as may from time to time be assigned to him by the Chief Executive Officer, President and the Board or as prescribed by the Bylaws.

         4.10 Chief Financial Officer (Treasurer). The Chief Financial Officer (Treasurer) shall supervise, have custody of, and be responsible for all funds and securities of the Corporation. The Chief Financial Officer (Treasurer) shall deposit all such funds in the name of the Corporation in such banks, trust companies or other depositories as shall be selected by the Board or in accordance with authority delegated by the Board. The Chief Financial Officer (Treasurer) shall receive, and give receipts for, moneys due and payable to the Corporation from any source whatsoever. The Chief Financial Officer (Treasurer) shall exercise general supervision over expenditures and disbursements made by officers, agents and employees of the Corporation and the preparation of such records and reports in connection therewith as may be necessary or desirable. The Chief Financial Officer (Treasurer) shall, in general, perform all other duties incident to the office of Chief Financial Officer (Treasurer) and such other duties as from time to time may be assigned to the Chief Financial Officer (Treasurer) by the Board.

         4.11 Secretary. The Secretary shall have the duty to record the proceedings of all meetings of the Board, of the stockholders, and of all committees of which a secretary shall not have been appointed in one or more books provided for that purpose. The Secretary shall see that all notices are duly given in accordance with these Bylaws and as required by law; shall be custodian of the seal of the Corporation and shall affix and attest the seal to all documents to be executed on behalf of the Corporation under its seal; and, in general, he shall perform all the duties incident to the office of Secretary and such other duties as may from time to time be assigned to him by the Board.

         4.12 Compensation. The compensation of the officers of the Corporation shall be fixed from time to time by the Board. None of such officers shall be prevented from receiving such compensation by reason of the fact that he is also a director of the Corporation. Nothing contained herein shall preclude any officer from serving the Corporation, or any subsidiary corporation, in any other capacity and receiving proper compensation therefor.

                                    ARTICLE V
                           CONTRACTS, CHECKS, DRAFTS,
                               BANK ACCOUNTS, ETC.

         5.1 Execution of Contracts. The Board, except as in these Bylaws otherwise provided, may authorize any officer or officers, agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to specific instances; and unless so authorized by the Board or by these Bylaws, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or in any account.

         5.2 Checks, Drafts, Etc. All checks, drafts or other orders for payment of money, notes or other evidence of indebtedness, issued in the name of or payable to the Corporation, shall be signed or endorsed by such person or persons and in such manner as, from time to time, shall be determined by resolution of the Board.
Each such person shall give such bond, if any, as the Board may require.

         5.3 Deposits. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Board may select, or as may be selected by any officer or officers, assistant or assistants, agent or agents, or attorney or attorneys of the Corporation to whom such power shall have been delegated by the Board. For the purpose of deposit and for the purpose of collection for the account of the Corporation, the Chief Executive Officer, President, any Vice President or the Chief Financial Officer, (or any other officer or officers, assistant or assistants, agent or agents or attorney or attorneys of the Corporation who shall from time to time be determined by the Board), may endorse, assign and deliver checks, drafts and other orders for the payment of money which are payable to the order of the Corporation.

         5.4 General and Special Bank Accounts. The Board may from time to time authorize the opening and keeping of general and special bank accounts with such banks, trust companies or other depositories as the Board may select or as may be selected by any officer or officers, assistant or assistants, agent or agents, or attorney or attorneys of the Corporation to whom such power shall have been delegated by the Board. The Board may make such special rules and regulations with respect to such bank accounts, not inconsistent with the provisions of these Bylaws, as it may deem expedient.

                                   ARTICLE VI
                            SHARES AND THEIR TRANSFER


         6.1 Certificates for Stock.

              (a) The shares of the Corporation shall be represented by certificates, provided that the Board may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Notwithstanding the adoption of such a resolution by the Board, every holder of stock represented by certificates and upon request every holder of uncertificated shares shall be entitled to have a certificate, in such form as the Board shall prescribe, signed by, or in the name of, the Corporation by the Chief Executive Officer (Chairman of the Board), or the President or Vice President, and by the Chief Financial Officer (Treasurer) or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Corporation representing the number of shares registered in certificate form. Any of or all of the signatures on the certificates may be a facsimile. In case any officer, transfer agent or registrar who has signed, or whose facsimile signature has been placed upon, any such certificates, shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, such certificate may nevertheless be issued by the Corporation with the same effect as though the person who signed such certificate, or whose facsimile signature shall have been placed thereupon, were such officer, transfer agent or registrar at the date of issue.

              (b) A record shall be kept of the respective names of the persons, firms or corporations owning the stock represented by such certificates, the number and class of shares represented by such certificates, respectively, and the respective dates thereof, and in case of cancellation, the respective dates of cancellation. Every certificate surrendered to the Corporation for exchange or transfer shall be canceled, and no new certificate or certificates shall be issued in exchange for any existing certificate until such existing certificate shall have been so canceled, except in cases provided for in Section 6.4.

         6.2 Transfers of Stock. Transfers of shares of stock of the Corporation shall be made only on the books of the Corporation by the registered holder thereof, or by such holder's attorney thereunto authorized by power of attorney duly executed and filed with the Secretary, or with a transfer clerk or a transfer agent appointed as provided in Section 6.3, and upon surrender of the certificate or certificates for such shares properly endorsed and the payment of all taxes thereon. The person in whose name shares of stock stand on the books of the Corporation shall be deemed the owner thereof for all purposes as regards the Corporation. Whenever any transfer of shares shall be made for collateral security, and not absolutely, such fact shall be so expressed in the entry of transfer if, when the certificate or certificates shall be presented to the Corporation for transfer, both the transferor and the transferee request the Corporation to do so.

         6.3 Regulations. The Board may make such rules and regulations as it may deem expedient, not inconsistent with these Bylaws, concerning the issue, transfer and registration of certificates for shares of the stock of the

Corporation. It may appoint, or authorize any officer or officers to appoint, one or more transfer clerks or one or more transfer agents and one or more registrars, and may require all certificates for stock to bear the signature or signatures of any of them.

         6.4 Lost, Stolen, Destroyed and Mutilated Certificates. In any case of loss, theft, destruction or mutilation of any certificate of stock, another may be issued in its place upon proof of such loss, theft, destruction or mutilation and upon the giving of a bond of indemnity to the Corporation in such form and in such sum as the Board may direct; provided, however, that a new certificate may be issued without requiring any bond when, in the judgment of the Board, it is proper to do so.

         6.5 Payment for Shares. Certificates for shares may be issued prior to full payment under such restrictions and for such purposes as the Board may provide; provided, however, that on any certificate issued to represent any partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated.


                                   ARTICLE VII
                                 INDEMNIFICATION

         7.1 Authorization For Indemnification. The Corporation may indemnify, in the manner and to the full extent permitted by law, any person (or the estate, heirs, executors, or administrators of any person) who was or is a party to, or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation), by reason of the fact that such person is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceeding, that he had reasonable cause to believe that his conduct was unlawful.

         7.2 Advance of Expenses. Costs and expenses (including attorneys' fees) incurred by or on behalf of a director or officer in defending or investigating any action, suit, proceeding or investigation may be paid by the Corporation in advance of the final disposition of such matter, if such director or officer shall undertake in writing to repay any such advances in the event that it is ultimately determined that he is not entitled to indemnification. Such expenses incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the Board deems appropriate. Notwithstanding the foregoing, no advance shall be made by the Corporation if a determination is reasonably and promptly made by the Board by a majority vote of a quorum of disinterested directors, or (if such a quorum is not obtainable or, even if obtainable, a quorum of disinterested directors so directs) by independent legal counsel in a written opinion, or by the stockholders, that, based upon the facts known to the Board or counsel at the time such determination is made, (a) the director, officer, employee or agent acted in bad faith or deliberately breached his duty to the Corporation or its stockholders, and (b) as a result of such actions by the director, officer, employee or agent, it is more likely than not that it will ultimately be determined that such director, officer, employee or agent is not entitled to indemnification.

         7.3 Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise or as a member of any committee or similar body against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article or applicable law.

         7.4 Non-exclusivity. The right of indemnity and advancement of expenses provided herein shall not be deemed exclusive of any other rights to which any person seeking indemnification or advancement of expenses from the Corporation may be entitled under any agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. Any agreement for indemnification of or advancement of expenses to any director, officer, employee or other person may provide rights of indemnification or advancement of expenses which are broader or otherwise different from those set forth herein.


                                  ARTICLE VIII
                                  MISCELLANEOUS

         8.1 Seal. The Board shall provide a corporate seal, which shall be in the form of a circle and shall bear the name of the Corporation and words and figures showing that the Corporation was incorporated in the State of Delaware and the year of incorporation.

         8.2 Waiver of Notices. Whenever notice is required to be given by these Bylaws or the Certificate of Incorporation or by law, the person entitled to said notice may waive such notice in writing, either before or after the time stated therein, and such waiver shall be deemed equivalent to notice. Attendance of a person at a meeting (whether in person or by proxy in the case of a meeting of stockholders) shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of any regular or special meeting of the stockholders, directors or members of a committee of directors need be specified in any written waiver of notice.

         8.3 Amendments. The original or other Bylaws of the Corporation may be adopted, amended or repealed by the incorporators, by the initial directors if they were named in the Certificate of Incorporation, or, before the Corporation has received any payment for any of its stock, by its Board. After the Corporation has received any payment for any of its stock, the power to adopt, amend or repeal Bylaws shall be in the stockholders entitled to vote; provided, however, the Corporation may, in its Certificate of Incorporation, confer the power to adopt, amend or repeal Bylaws upon the directors. The fact that such power has been so conferred upon the directors shall not divest the stockholders of the power, nor limit their power to adopt, amend or repeal Bylaws.

         8.4 Representation of Other Corporations. The Chief Executive Officer (Chairman of the Board), President, any Vice President or the Secretary of this Corporation is authorized to vote, represent and exercise on behalf of this Corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of this Corporation. The authority herein granted to said officers to vote or represent on behalf of this Corporation any and all shares held by this Corporation in any other corporation or corporations may be exercised either by such officers in person or by any person authorized to do so by proxy or power of attorney duly executed by said officers.

         8.5 Stock Purchase Plans. The Corporation may adopt and carry out a stock purchase plan or agreement or stock option plan or agreement providing for the issue and sale for such consideration as may be fixed of its unissued shares, or of issued shares acquired or to be acquired, to one or more of the employees or directors of the Corporation or of a subsidiary or to a trustee on their behalf and for the payment for such shares in installments or at one time, and may provide for aiding any such persons in paying for such shares by compensation for services rendered, promissory notes, or otherwise.

         Any stock purchase plan or agreement or stock option plan or agreement may include, among other features, the fixing of eligibility for participation therein, the class and price of shares to be issued or sold under the plan or agreement, the number of shares which may be subscribed for, the method of payment therefor, the reservation of title until full payment therefor, the effect of the termination of employment and option or obligation on the part of the Corporation to repurchase the shares, the time limits of and termination of the plan and any other matters, not in violation of applicable law, as may be included in the plan as approved or authorized by the Board or any committee of the Board.

         8.6 Construction and Definitions. Unless the context requires otherwise, the general provisions, rules of construction and definitions in the Delaware General Corporation Law shall govern the construction of these Bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term "person" includes both a corporation and a natural person.

                   C E R T I F I C A T E O F S E C R E T A R Y


                  I, the undersigned, do hereby certify:

                  1. That I am the duly elected and acting Secretary of Noble International, Ltd., a Delaware corporation; and

                  2. That the foregoing Bylaws, comprising nineteen (19) pages, constitute the Bylaws of said Corporation as duly adopted by the incorporator of said Corporation and as duly approved by the board of directors of said Corporation by unanimous written consent effective as of _____________, 1999.

                  IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed the seal of said Corporation effective as of __________________, 1999.



                                     ------------------------------------------
                                     Michael C. Azar, Secretary

              NOBLE INTERNATIONAL, LTD. PROXY - 1998 ANNUAL MEETING
                  Solicited on behalf of the Board of Directors
                      for the Annual Meeting April 26, 1999

The undersigned, a shareholder of Noble International, Ltd., a Michigan corporation, appoints Michael C. Azar his, her or its true and lawful agent and proxy, with full power of substitution, to vote all the shares of stock that the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of Noble International, Ltd. to be held at Management Education Center, 811 W. Square Lake Rd., Troy, MI 48098, on Monday, April 26, 1999, at 10:00 a.m., and any adjournment thereof, with respect to the following matters which are more fully explained in the Proxy Statement of the Company dated ______________, 1999 receipt of which is acknowledged by the undersigned:

         ITEM 1:  ELECTION OF DIRECTORS.

         ______  FOR all nominees           ______  WITHHOLD AUTHORITY
         (Except as listed below.)          (As to all nominees.)

         Nominees:     Mark T. Behrman, Michael R. Hottinger, Lloyd P. Jones,
                       III, Daniel J. McEnroe, Daniel W. Sampson, Robert J.
                       Skandalaris, Jonathan P. Rye, Richard K. Mastain and
                       Anthony R. Tersigni.

         Instruction:  To withhold authority to vote for any individual nominee(s), write that nominee's name in the space provided below.

                  ---------------------------------------------


         ITEM 2:  APPROVAL OF REINCORPORATION IN THE STATE OF DELAWARE

                       _____ FOR         _____ AGAINST        _____ ABSTAIN


         ITEM 3:  APPROVAL OF CLASSIFIED BOARD OF DIRECTORS

                       _____ FOR         _____ AGAINST        _____ ABSTAIN


         ITEM 4:  RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

                       _____ FOR         _____ AGAINST        _____ ABSTAIN


         ITEM 5: OTHER MATTERS. The Board of Directors at present knows of no other matters to be brought before the Annual Meeting.

This proxy will be voted in accordance with the instructions given. If no direction is made, the shares represented by this proxy will be voted FOR the election of the directors nominated by the Board of Directors and will be voted in accordance with the discretion of the proxies upon all other matters which may come before the Annual Meeting.

                                      DATED:____________________________, 1999


                                      ------------------------------------------
                                               Signature of Shareholder


                                      ------------------------------------------
                                               Signature of Shareholder


                  PLEASE SIGN AS YOUR NAME APPEARS ON THE PROXY
            Trustees, Guardians, Personal and other Representatives,
                          please indicate full titles.

          IMPORTANT: PLEASE VOTE, DATE, SIGN AND RETURN THE PROXY CARD
                PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE